SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Cellegy Pharmaceuticals, Inc.

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Cellegy Pharmaceuticals, Inc.

349 Oyster Point Boulevard, Suite 200

South San Francisco, California 94080

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on June 15, 2004

To the Shareholders:

The Annual Meeting of Shareholders of Cellegy Pharmaceuticals, Inc. (“Cellegy”) will be held at 349 Oyster Point Boulevard, Suite 200, South San Francisco, California on June 15, 2004, at 8:30 a.m., P.D.T. At the Annual Meeting, shareholders will act on the following matters:

(1) Election of six members of the Board of Directors to serve until the next annual meeting of shareholders;

(2) Ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending December 31, 2004;

(3) Approval of an amendment to the Company’s articles of incorporation to increase the number of authorized shares of common stock from thirty-five million (35,000,000) shares to fifty million (50,000,000) shares, with a corresponding increase in the total number of authorized shares from forty million (40,000,000) shares to fifty-five million (55,000,000) shares;

(4) Approval of the reincorporation of the Company from California to the State of Delaware and other related changes in the rights of shareholders and approval of the indemnity agreements to be entered into by the successor Delaware Company with each director; and

(5) Any other matters that properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

Only shareholders of record at the close of business on April 20, 2004 are entitled to notice of, and to vote at, the meeting and any adjournments and postponements thereof.

PLEASE NOTE THAT BROKERS DO NOT HAVE DISCRETIONARY AUTHORITY TO VOTE FOR PROPOSAL 3 and 4. IN ORDER FOR YOUR VOTE TO BE COUNTED, YOU MUST INDIVIDUALLY VOTE YOUR SHARES ON THESE PROPOSALS. THE APPROVAL OF EACH OF PROPOSAL 3 AND 4 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF ALL SHARES OUTSTANDING; THEREFORE, SHARES THAT DO NOT VOTE ON THESE PROPOSALS HAVE THE SAME EFFECT AS SHARES THAT VOTE AGAINST THE PROPOSAL. Please cast your vote as soon as possible by following the instructions on your proxy card. We encourage you to review the proposals and vote in favor.

Your vote is important and we encourage you to vote your shares by following the instructions on your proxy card.

If you plan to attend:

EACH SHAREHOLDER MAY BE ASKED TO PRESENT VALID PICTURE IDENTIFICATION, SUCH AS A DRIVER’S LICENSE OR PASSPORT. SHAREHOLDERS HOLDING STOCK IN BROKERAGE ACCOUNTS (STREET NAME HOLDERS) SHOULD BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP AS OF THE RECORD DATE. CAMERAS, RECORDING DEVICES AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING.

You are cordially invited to attend the meeting in person.

By Order of the Board of Directors

K. Michael Forrest

President and Chief Executive Officer

South San Francisco, California

May 10, 2004

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO VOTE YOUR SHARES BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD AT YOUR EARLIEST CONVENIENCE. PLEASE SEE YOUR PROXY CARD FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE. PROXIES ARE REVOCABLE, AND ANY SHAREHOLDER MAY WITHDRAW HIS OR HER PROXY PRIOR TO THE TIME IT IS VOTED, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. THANK YOU FOR ACTING PROMPTLY.

i

Cellegy Pharmaceuticals, Inc.

349 Oyster Point Boulevard, Suite 200

South San Francisco, California 94080

(650) 616-2200

Annual Meeting of Shareholders

PROXY STATEMENT

May 10, 2004

To the Shareholders:

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Cellegy Pharmaceuticals, Inc., a California corporation (“Cellegy” or the “Company”), for use at Cellegy’s annual meeting of shareholders, and any adjournments and postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at 8:30 a.m., P.D.T., on June 15, 2004, at 349 Oyster Point Boulevard, Suite 200, South San Francisco, California. Only shareholders of record on the close of business on April 20, 2004 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 20,117,211 shares of Common Stock, no par value (“Common Stock”), were outstanding and entitled to vote. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business. This Proxy Statement, our Annual Report to Shareholders, and the accompanying form of proxy were first mailed to shareholders on or about May 10, 2004.

VOTING RIGHTS AND SOLICITATION OF PROXIES

Each outstanding share of common stock on the Record Date is entitled to one vote on all matters to be acted upon at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections. The Inspector of Elections will also determine whether or not a quorum is present. In general, California law provides that a quorum consists of a majority of the shares entitled to vote, represented either in person or by proxy.

Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Proposal No. 2 requires for approval the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. For purposes of such proposal, (i) the aggregate number of votes entitled to be cast by all shareholders present in person or represented by proxy at the Annual Meeting, whether those shareholders vote “for,” “against,” “abstain” or give no instructions, will be counted for purposes of determining the minimum number of affirmative votes required to approve the proposals, (ii) the total number of shares cast “for” Proposal No. 2 or returning a properly signed proxy but giving no instructions will be counted for purposes of determining whether sufficient affirmative votes have been cast, (iii) abstentions will be treated as shares that are present and entitled to vote on the proposal and will have the same effect as a vote against the proposal and (iv) shares as to which a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”) will not be counted as present or voting with respect to such proposals. Proposal Nos. 3 and 4 required for approval the affirmative vote of a majority of the outstanding shares of Common Stock. For purposes of such proposals, (i) the total number of shares cast “for” the Proposal or returning a properly signed proxy but giving no instructions will be counted for purposes of determining whether sufficient affirmative votes have been cast, (ii) abstentions will be treated as shares that are present and entitled to vote on the proposal and will have the same effect as a vote against the proposal and (iii) broker non-votes will have the same effect as a vote against the proposal. While there is no definitive specific statutory or case law authority in California concerning the proper treatment of abstentions and broker non-votes, the Company believes that these tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in California concerning voting of shares and determination of a quorum.

The shares represented by the proxies received, properly marked, signed, dated and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications made. Any proxy in the enclosed form which is returned, but is not marked, will be voted FOR the election of directors, FOR proposals 2 through 5, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be with respect to the item not marked.

In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Annual Meeting.

We will bear the cost of preparing, assembling, printing and mailing the Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed form of proxy, as well as the cost of soliciting proxies relating to the Annual Meeting. Following the original mailing of the proxies and other soliciting materials, Cellegy will request that the brokers, custodians, nominees and other record holders forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In such cases, upon the request of the record holders, Cellegy will reimburse such holders for their reasonable expenses. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by directors, officers and employees of Cellegy.

REVOCABILITY OF PROXIES

Any shareholder giving a proxy in the form accompanying this Proxy Statement has the power to revoke the proxy before its use. A proxy can be revoked (i) by an instrument of revocation delivered before the Annual Meeting to the Secretary of Cellegy at its principal executive offices, (ii) by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked or (iii) by voting in person at the Annual Meeting. Please note, however, that if a shareholder’s shares are held of record by a broker, bank, custodian or other nominee and that shareholder wishes to vote at the Annual Meeting, the shareholder must bring to the Annual Meeting a letter from the broker, bank, custodian or other nominee confirming that shareholder’s beneficial ownership of the shares. Attendance at the Annual Meeting will not by itself revoke a proxy.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

At the Annual Meeting, the shareholders will elect six (6) directors to serve until the next annual meeting of shareholders or until their respective successors are elected and qualified or until the death, resignation, or removal of the director. Each of the nominees is currently a director of Cellegy. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the six nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected. Unless marked otherwise, proxies received will be voted FOR the election of each of the six nominees named below.

The names of the nominees and certain information about them are set forth below:

Name	Age	Principal Occupation	Director Since
K. Michael Forrest	60	President and Chief Executive Officer	1996

Richard C. Williams(1)(2)	60	President, Conner-Thoele Ltd.	2003

John Q. Adams, Sr.(1)(2)(3)	67	President, J.Q. Enterprises	2003

Tobi B. Klar, M.D.(3)	49	Dermatologist and Associate Clinical Professor in Dermatology, Albert Einstein Medical Center	1995

Robert B. Rothermel(2)	60	Partner, CroBern Management Partnership	2004

Thomas M. Steinberg(1)(3)	47	President, Tisch Family Interests	2003

(1)	Member of the Compensation Committee.
(2)	Member of the Audit Committee.
(3)	Member of the Nominating and Governance Committee.

Directors hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. Executive officers are chosen by and serve at the discretion of the Board of Directors, subject to any written employment agreements with Cellegy.

K. Michael Forrest. Mr. Forrest has been President, CEO, and a director since December 1996. He also held the position of the Chairman of the Board from May 2000 to November 2003. From January 1996 to November 1996, he served as a biotechnology consultant. From November 1994 to December 1995, he served as President and CEO of Mercator Genetics, a private biotechnology company. From March 1991 to June 1994, he served as President and CEO of Transkaryotic Therapies, Inc., a public biotechnology company. From 1968 to 1991, Mr. Forrest held a series of positions with Pfizer, Inc. and senior management positions with American Cyanamid, including Vice President of Lederle U.S. and Lederle International. He is a director of INEX Pharmaceuticals, a public company developing anti-cancer products. Mr. Forrest holds a B.S. in Business Administration from Georgetown University, with concentrations in marketing, finance and economics.

Richard C. Williams. Mr. Williams became Chairman and a director in November 2003. He is President and Founder of Conner-Thoele Ltd, a consulting and financial advisory firm specializing in health care acquisition analysis, strategy formulation and post merger consolidation and restructuring. Mr. Williams served as Vice Chairman, Strategic Planning of King Pharmaceuticals following the acquisition by King of Medco Research where he was Chairman. He was also Co-Chairman and a director of Vysis, a genetic biopharmaceutical company. Prior to founding Conner-Thoele Limited, he served as Vice President, Finance and CFO of Erbamont N.V., an international pharmaceutical company, as well as in executive and financial officer positions with Field

Enterprises, Inc., Abbott Laboratories, and American Hospital Supply Corporation. Mr. Williams is a director of EP Med Systems, a public electrophysiology diagnostic company and ISTA Pharmaceuticals, a public emerging ophthalmology company. He is a former member of the Listed Company Advisory Committee of the New York Stock Exchange. Mr. Williams received a B.A. degree in economics from DePauw University and an M.B.A. from the Wharton School of Finance.

John Q. Adams, Sr. Mr. Adams became a director in November 2003. He is President of J.Q Enterprises, a holding company for his interests in real estate and ranching. He has had a long career in the pharmaceutical industry and has owned three companies: Baylor Laboratories, sold to Norwich Eaton Pharmaceuticals; his second company, Allerderm, Inc., sold to Virbac Inc. in France; and Adams Laboratories, a private pharmaceutical company focused on respiratory therapy, sold to Medeva Pharmaceuticals, where from 1991 to 1995, Mr. Adams was a director and was also President of Medeva Americas. Mr. Adams later repurchased Adams Laboratories from Medeva and served as Chairman and CEO. He continues to serve as Chairman of Adams Laboratories and retains memberships and board positions in several professional and philanthropic organizations including the American College of Allergy and the Vanderbilt University Voice Center. He is also an Honorary Fellow of the American Academy of Otolaryncology-Head and Neck Surgery. Mr. Adams holds a degree in Biology from Heidelberg College.

Tobi B. Klar, M.D. Dr. Klar became a director for Cellegy in June 1995. She is a physician, board certified in dermatology. Since 1986, Dr. Klar has maintained a private dermatology practice and has served as Co-Chairperson of the Department of Dermatology at New Rochelle Hospital Medical Center, New Rochelle, New York, and Associate Clinical Professor in Dermatology at Albert Einstein Medical Center in New York City. Dr. Klar holds a M.D. from the State University of New York.

Robert B. Rothermel. Mr. Rothermel became a director in January 2004. He is currently a partner of CroBern Management Partnership, a healthcare management and venture capital firm. In November 2002, he retired from Deloitte & Touche, where in his last position, he was the global leader of the firm’s Enterprise Risk Services practice. He previously served as the lead audit engagement partner for several multi-national corporations, and has led professional services in specialty areas such as IPOs, acquisitions, divestitures, and restructurings, and litigation. Mr. Rothermel holds a B.S. degree in business administration from Bowling Green State University.

Thomas M. Steinberg. Mr. Steinberg became a director in November 2003. He is President of the Tisch Family Interests. Mr. Steinberg formerly worked for Goldman Sachs & Company as a Vice President. He is director of Catellus Development Corporation, a NYSE company. He also served as a director of a number of other public and private companies including Gunther International, Infonxx, Inc., and Ableco. Mr. Steinberg received an economics degree from Yale University where he graduated Summa Cum Laude and Phi Beta Kappa. He also received an M.B.A. from Stanford University.

Board of Directors Meetings and Committees

During the fiscal year ended December 31, 2003 (“fiscal 2003”), the Board held nine meetings. Each nominee who was a director during fiscal 2003 participated in at least 75% or more of the aggregate number of the meetings of the Board held during the time that such nominee was a director and any committee on which he or she served.

Standing committees of the Board include an Audit Committee, a Nominating and Governance Committee and a Compensation Committee.

Messrs. Williams, Adams and Rothermel are the current members of the Audit Committee. Mr. Rothermel is the current chair of the committee. During most of fiscal 2003 the members of the Audit Committee were Alan A. Steigrod, Ronald J. Saldarini, Ph.D. and Larry J. Wells. Messrs. Steigrod and Wells resigned as directors on November 6, 2003 and Messrs. Adams and Williams joined the Audit Committee on that date. Dr. Saldarini resigned as a director in December 2003, and Mr. Rothermel became a member of the committee when he joined the Board on January 21, 2004. During fiscal 2003, the Audit Committee held eight meetings. Subject to an approved charter, the Audit Committee reviews our financial results, accounting practices, internal control systems and the fee arrangements with our independent auditors as well as their independence and performance, and meets with our independent auditors concerning the scope and terms of their engagement and the results of their audits. The Company has determined that each member of the Audit Committee is “independent” as defined in the applicable NASDAQ Stock Market listing standards (“Listing Standards”) and by the Sarbanes-Oxley Act of 2002 and related regulations of the Securities and Exchange Commission (“SEC”), and that Mr. Rothermel qualifies as an “audit committee financial expert” as defined in such regulations.

Messrs. Adams, Steinberg and Williams are the current members of the Compensation Committee. Mr. Williams is the current chair of the committee. During most of fiscal 2003 the members of the Compensation Committee were Jack L. Bowman and Alan A. Steigrod, who resigned as directors on November 6, 2003. Messrs. Adams, Steinberg and Williams were appointed to the committee on December 12, 2003. The Board has determined that each member of the Compensation Committee is “independent” as defined in the applicable NASDAQ Listing Standards. The Compensation Committee met once during 2003 and acted by written consent seven times. The Compensation Committee recommends compensation and severance arrangements for officers and employees of Cellegy, grants stock options and stock awards under our employee benefit plans and acts as administrator of those plans and approves, within certain guidelines, warrants granted to consultants.

Messrs. Adams and Steinberg and Dr. Klar are the current members of the Nominating and Governance Committee. Dr. Klar is the current chair of the committee. Mr. Bowman and Dr. Saldarini served on the committee until their resignations from the Board. The Board has determined that all current members of the Nominating and Governance Committee are “independent” as defined in the applicable NASDAQ Listing Standards. The committee was established during 2003 and did not meet during 2003. A copy of the Charter of the Nominating and Governance Committee is attached as Appendix D to this Proxy Statement. Subject to an approved charter, the general functions of the Nominating and Governance Committee are (i) to recruit, evaluate and nominate candidates to be presented for appointment or election to serve as members of the Board, (ii) to recommend nominees for Board committees, (iii) to recommend corporate governance guidelines applicable to the Company, and (iv) to review the Board’s performance.

Director Nomination Process

The Nominating and Governance Committee will consider director candidates recommended by stockholders. Stockholders who wish to recommend to the committee candidates for election to the Board of Directors must do so in writing. The recommendation should be sent to the Secretary of Cellegy, 349 Oyster Point Boulevard, Suite 200, South San Francisco, CA 94080, who will, in turn, forward the recommendation to the Nominating and Governance Committee. The recommendation must set forth (i) the name and address as they appear on Cellegy’s books of the stockholder making the recommendation and the class and number of shares of capital stock of Cellegy beneficially owned by such stockholder and (ii) the name of the candidate and all information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors under the federal proxy rules. The recommendation must be accompanied by the candidate’s written consent to being named in Cellegy’s Proxy Statement as a nominee for election to the Board and to serving as a director, if elected. Stockholders must also comply with all requirements of Cellegy’s by-laws with respect to nomination of persons for election to the Board of Directors. The Company may also require any proposed nominee to furnish such other information as the Company or the committee may reasonably require to determine the eligibility of the nominee to serve as a director. In performing its evaluation and review, the committee generally does not differentiate between candidates proposed by stockholders and other proposed nominees, except that the committee may consider, as one of the factors in its evaluation of shareholder recommended candidates, the size and duration of the interest of the recommending shareholder or shareholder group in the equity of the Company.

The Nominating and Governance Committee believes that persons nominated for election to the Board of Directors should possess sufficient business or financial experience and a willingness to devote the time and effort necessary to discharge the responsibilities of a director. This experience can include, but is not limited to, service on other boards of directors or active involvement with other boards of directors and experience in the industry in which Cellegy conducts its business. In addition to the above criteria (which may be modified from time to time), the committee may consider such other factors as it deems in the best interests of the Company and its stockholders or that it believes may enhance the effectiveness and responsiveness of the Board and its committees. The committee believes that the qualifications and strengths of an individual in totality, rather than any specific factor, should be primary, with a view to nominating persons for the election to the Board of Directors whose backgrounds, integrity, and personal characteristics indicate that they will make a contribution to the Board of Directors. The Company is generally of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure, while contributing to the Board’s ability to work as a collective body. Accordingly, it is the general policy of the committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the committee’s criteria for membership on the Board, whom the committee believes will continue to make important contributions to the Board and who consent to stand for reelection and, if reelected, to continue their service on the Board. The committee will review and evaluate each candidate who it believes merits serious consideration, taking into account all available information concerning the candidate, the qualifications for Board membership established by the committee, the existing composition and mix of talent and expertise on the Board and other factors that it deems relevant. In conducting its review and evaluation, the committee may solicit the views of management and other members of the Board and may, if deemed helpful, conduct interviews of proposed candidates.

The Nominating and Governance Committee intends to identify candidates for election to the Board of Directors through the personal knowledge and experience of the members of the committee and third-party recommendations. To date, the committee has not retained or paid any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees, although it reserves the right to do so. The committee did not receive any security holder recommendations for nomination to the Board in connection with this year’s Annual Meeting, and this year’s nominees for director are all currently directors of the Company. New candidates will be evaluated based upon their backgrounds and/or interviews with members of the committee. The Nominating and Corporate Governance Committee may request references and additional information from the candidate prior to reaching a conclusion. Once a candidate has been identified, the committee reviews the individual’s experience and background, and may discuss the proposed nominee with the source of the recommendation. The committee is under no obligation to formally respond to recommendations, although as a matter of practice, it will attempt to do so.

The Company does not have a policy that requires the attendance of all directors at the annual meeting of shareholders. All of the Company’s then-current directors attended the 2003 annual meeting of shareholders in person.

Stockholder Communication Policy

Stockholders may send communications to the Board of Directors or individual members of the Board of Directors by writing to them, care of Secretary, Cellegy Pharmaceuticals, Inc., 349 Oyster Point Boulevard, Suite 200, South San Francisco, CA, 94080, who will forward the communication to the intended director or directors. If the stockholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality.

Director Compensation

In 2003, outside directors received an annual retainer of $10,000 and a fee of $1,500 for each Board meeting attended in person, as well as their travel expenses related to attendance at Board meetings. In addition, they receive annual retainers of $1,000, $3,500 and $4,500 for Nominating and Governance, Compensation and Audit Committee membership, respectively.

Non-employee directors of Cellegy are eligible to participate in the 1995 Directors’ Stock Option Plan (the “Directors’ Plan”). A total of 350,000 shares of Common Stock are reserved for issuance to eligible directors pursuant to the Directors’ Plan. The Directors’ Plan is currently administered by the Compensation Committee of the Board. In June 2003, annual options under the Directors’ Plan to acquire 12,000 shares at an exercise price of $5.00 per share were granted to each of the then-existing outside directors, and in November 2003, initial options to acquire 30,000 shares at an exercise price of $2.89 per share were granted to Messrs. Adams and Steinberg. In January 2004, initial options to acquire 30,000 shares at an exercise price of $4.39 per share were granted to Mr. Rothermel upon his joining the Board. Mr. Williams receives compensation for services as Chairman but agreed not to receive the above compensation and options received by other outside directors. See also “Certain Relationships and Related Transactions” for other disclosure concerning compensation to directors.

Code of Business Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of the Company. The Company will provide any person, without charge, a copy of the Code. Requests for a copy of the Code may be made by writing to the Company at Cellegy Pharmaceuticals, Inc., 349 Oyster Point Boulevard, Suite 200, South San Francisco, CA 94080, Attention: Chief Financial Officer.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE

ELECTION OF EACH OF THE NOMINATED DIRECTORS.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

General

The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) as its principal independent public accountants to perform the audit of Cellegy’s financial statements for fiscal 2004. PwC replaced Ernst & Young LLP (“E&Y”) effective in November 2003 as the Company’s independent accountants. The Board of Directors expects that representatives of PwC will be present at the Annual Meeting, will be given an opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions.

On October 30, 2003, E&Y advised the Company that E&Y would resign as the Company’s independent public auditors effective upon the filing of the Company’s quarterly report for the quarter ended September 30, 2003. E&Y determined, based primarily on strategic reasons, that it was no longer in the best interest of E&Y or the Company for E&Y to continue to serve as the Company’s independent auditors.

The decision to change independent auditors was not recommended or approved by the Audit Committee of the Board of Directors of the Company. However, the committee met on October 30, 2003 to accept the resignation of E&Y and approved the engagement of PwC as the Company’s new independent accountants, effective upon the filing of the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2003, which the Company filed on November 14, 2003. Accordingly, the resignation of E&Y and the engagement of PwC as the Company’s new independent accountants became effective November 14, 2003. PwC has been engaged by the Company to audit the financial statements of the Company as of and for the year ended December 31, 2003. During the two years ended December 31, 2002 and the subsequent interim period through November 14, 2003, the Company did not consult with PwC regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The reports of E&Y on the financial statements of the Company as of and for the fiscal years ended December 31, 2001 and 2002 contained no adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the fiscal years ended December 31, 2001 and 2002, and during the subsequent interim period that began on January 1, 2003 and ended on November 14, 2003, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if they had occurred and not been resolved to the satisfaction of E&Y, would have caused E&Y to make reference to such disagreements in their reports in the financial statements for such years; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

In connection with a report previously filed by the Company with the SEC, the Company provided E&Y with a copy of the foregoing disclosures and E&Y has furnished the Company with a letter addressed to the SEC, which the Company filed as an exhibit to the previous filing.

Principal Accountant Fees and Services

The following table presents fees for professional services rendered by PwC to us for the audit of our annual financial statements for the year ended December 31, 2003, and fees billed for audit-related services, tax services and all other services rendered to us by PwC for 2003. The table also presents fees for professional services rendered by E&Y for the audit of our annual financial statements for fiscal 2002 and fees billed for audit-related services, tax services and all other services rendered to the Company by E&Y for the portion of 2003 during which such firm served as the Company’s independent auditors.

Fees	2003		2002
Audit Fees	$164,750	(1)	$174,041
Audit-related Fees	—		—
Tax Fees	$3,575		$50,000
All other fees	—		—

Total	$168,325		$224,041

(1)	Includes $120,000 billed by PwC and $44,750 billed by E&Y in 2003. All other amounts in 2003 and 2002 were billed by E&Y.

Audit fees. Audit fees relate to services related to the audit of the Company’s financial statements and review of financial statements included in the Company’s quarterly reports on Form 10-Q, including review of registration statements filed with the SEC.

Audit-related fees. This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not included under “Audit Fees,” and include fees for consultations concerning financial accounting and reporting matters, and Sarbanes-Oxley Act, Section 404 advisory services.

Tax fees. Tax fees include fees for services rendered in connection with preparation of federal, state and foreign tax returns and other filings and tax consultation services.

All other fees. There were no other fees in 2002 and 2003.

Pre-Approval Policies

Under our pre-approval policies with respect to our independent accountants, the Audit Committee pre-approves all audit and non-audit services provided by our independent accountants prior to the engagement of the independent accountants for such services. The Chairman of the Audit Committee has the authority to approve any additional audit services and permissible non-audit services, provided the Chairman informs the Audit Committee of such approval at its next regularly scheduled meeting.

All fees reported under the headings Audit fees, Audit-related fees, Tax fees and All other fees above for 2003 were approved by the Audit Committee before the respective services were rendered, which concluded that the provision of such services was compatible with the maintenance of the independence of the firm providing those services in the conduct of its auditing functions. Accordingly, none of the fees reported under the hearings were approved by the Audit Committee pursuant to federal regulations that permit the Audit Committee to waive its pre-approval requirement under certain circumstances.

Vote Required

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required for approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE

RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS, LLP.

PROPOSAL NO. 3

INCREASE IN THE NUMBER OF AUTHORIZED SHARES UNDER

AMENDED AND RESTATED ARTICLES OF INCORPORATION

Introduction

The Company’s Amended and Restated Articles of Incorporation (the “Restated Articles”) currently authorize us to issue up to 35,000,000 shares of Common Stock and 5,000,000 shares of preferred stock. On March 2, 2004, subject to approval by our shareholders, the Board of Directors approved an amendment to the Restated Articles to increase the number of shares of capital stock that we are authorized to issue to 55,000,000, consisting of 50,000,000 shares of Common Stock and 5,000,000 shares of preferred stock (the “Amendment”). The larger number of authorized shares of Common Stock provided for in this proposal will provide us with the certainty and flexibility to undertake various types of transactions, including stock splits, issuances of stock dividends, financings, increases in the shares reserved for issuance under our equity incentive plans, or other corporate transactions not yet determined.

Reasons for the Amendment

In order for our Board of Directors to be able to respond to future circumstances with a reasonable degree of flexibility, we must have a sufficient number of authorized shares to cover the issuance of shares in connection with future transactions, such as stock splits, financings, acquisitions, or other transactions. For example, since there are currently 35,000,000 shares of Common Stock authorized and, as of April 15, 2004, 20,117,211 shares of Common Stock are issued and outstanding, approximately 9,676,494 shares are reserved for potential future issuance pursuant to outstanding options, warrants or other rights to acquire Common Stock and our structured secondary offering facility, and 943,683 additional shares of Common Stock are reserved for issuance under our various equity incentive plans, we currently have approximately 4,262,612 shares available for issuance in the future. The proposed increase in the number of authorized shares of Common Stock from 35,000,000 shares to 50,000,000 would result in our having approximately 19,262,612 shares available for issuance in the future. We have no current specific plans to issue the additional authorized shares; however, the increase in the number of shares of Common Stock will provide us with additional flexibility with regard to any future acquisitions or financings, including issuing up to 3,740,000 shares under our structured secondary offering facility with Kingsbridge Capital Limited.

Under this Proposal, the additional shares of Common Stock would be available for issuance without further stockholder action, unless stockholder action is otherwise required by applicable law or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted.

The additional shares of Common Stock that would become available for issuance if the proposed Amendment were adopted could also be used by us to oppose a hostile takeover attempt or delay or prevent changes of our control or changes in or removal of our management. For example, without further shareholder approval, our Board could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the number of authorized shares of Common Stock has been prompted by business and financial considerations, not by the threat of any attempt to accumulate shares or otherwise gain control of us, shareholders nevertheless should be aware that approval of the proposal could facilitate future efforts by us to deter or prevent changes of our control, including transactions that are favored by a majority of the independent shareholders or in which the shareholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner.

In addition, the authority granted by our Restated Articles to our Board to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions of any class or series of our preferred stock could be used for anti-takeover purposes. The proposal to increase the number of authorized shares of Common Stock, however, is not part of any plan to adopt a series of amendments having an anti-takeover effect, and our management presently does not intend to propose anti-takeover measures in future proxy solicitations.

Form of Amendment

If the Amendment is approved, then Article III of the Restated Articles would be amended to read as provided below. The only proposed change from the current Restated Articles is the number of authorized shares of common stock:

Article III

The Corporation is authorized to issue two classes of stock which shall be designated Common Stock and Preferred Stock. The total number of shares of Common Stock that the Corporation is authorized to issue is 50,000,000 and the total number of shares of Preferred Stock that the Corporation is authorized to issue is 5,000,000. The Corporation may issue Preferred Stock from time to time in one or more series. The Board of Directors is hereby authorized, within the limitations and restrictions stated in these Articles, to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution of the Corporation’s Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series of Preferred Stock subsequent to the issuance of shares of that series.

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock that are outstanding as of the Record Date is required to approve the Amendment. Broker non-votes and abstentions will have the effect of negative votes on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT.

PROPOSAL NO. 4

REINCORPORATION IN THE STATE OF DELAWARE AND

RELATED CHANGES TO THE RIGHTS OF SHAREHOLDERS

Introduction

The Company’s Board of Directors has unanimously approved a proposal to change the Company’s state of incorporation from California to Delaware. The Board of Directors believes the change in domicile to be in the best interests of the Company and its shareholders for several reasons. Principally, the Board of Directors believes that reincorporation will enhance the Company’s ability to attract and retain qualified members of the Company’s Board of Directors as well as encourage directors to continue to make independent decisions in good faith on behalf of the Company. To date, the Company has not experienced difficulty in retaining directors. However, as a result of the significant potential liability and relatively small compensation associated with service as a director, it may become increasingly difficult for the Company to find and retain talented and experienced directors and officers. As a result, the Company believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, to retain its current directors and officers and to attract and retain new directors and officers. Reincorporation in Delaware will allow the Company the increased flexibility and predictability afforded by Delaware law.

Reasons for the Reincorporation

The Board of Directors believes that there are several reasons why a reincorporation to Delaware is in the best interests of the Company and its shareholders. As explained in more detail below, the principal reasons can be summarized as follows:

•	enhanced ability of Delaware corporations to attract and retain qualified independent directors;

•	greater predictability and responsiveness of Delaware law to corporate needs; and

•	more certainty regarding indemnification and limitation of liability for directors.

Enhanced Ability to Attract and Retain Directors. The Company has a relatively small market capitalization compared to many other publicly traded companies, including companies in the life sciences industry. This will, in the Board’s view, result in the Company facing significant competition for qualified and experienced independent directors for the foreseeable future. The current corporate governance environment, and particularly the consequences of the Sarbanes-Oxley Act of 2002 and the Marketplace Rules of the NASDAQ Stock Market, places a premium on publicly traded corporations having experienced, independent directors. Accordingly, there is an increased demand for highly qualified independent directors. At the same time, the current environment has increased the scrutiny on director actions and at least the perception of increased liability of independent directors. The Board of Directors believes that fewer qualified persons are willing to serve as independent directors, particularly on boards of smaller public companies, and that qualified directors are choosing to serve on fewer boards.

Although the Company has not yet experienced difficulty in attracting and retaining experienced directors, as competition for qualified independent directors increases, directors will choose to join or remain with boards of directors of corporations with the most favorable corporate environment. The Board of Directors believes that reincorporation in Delaware will enhance the Company’s ability to attract and retain directors. A significant majority of public corporations are domiciled in Delaware. Not only is Delaware law most familiar to directors, as noted below, Delaware law provides greater flexibility, predictability, and responsiveness to corporate needs, and more certainty regarding indemnification and limitation of liability of directors. As a result, the Board of Directors believes that the more favorable corporate environment afforded by Delaware will enable the Company to compete more effectively with other public companies, most of whom are already incorporated in Delaware, to retain the Company’s current directors and attract and retain new directors.

Greater Predictability and Responsiveness to Corporate Needs. Delaware has adopted comprehensive corporate laws which are revised regularly to meet changing business circumstances. The Delaware Legislature is particularly sensitive to issues regarding corporate law, seeks to facilitate corporate transactions and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues and transactions such as financings, mergers and acquisitions and dividends. Moreover, there is a substantial body of case law construing Delaware’s corporate statutes. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in the Company’s legal affairs than is presently available under California law.

More Certainty Regarding Indemnification and Limitation of Liability for Directors. In 1986, Delaware amended its corporate law to allow corporations to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances. Delaware law does not permit a Delaware corporation to limit or eliminate the liability of its directors for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit or for violations of federal laws such as the federal securities laws. In 1987, California amended its corporate law in a manner similar to Delaware to permit a California corporation to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances. The Company has adopted articles of incorporation and bylaws and has entered into indemnification agreements that take advantage of these changes under California law. Nonetheless, the Board of Directors believes that the protection from liability for directors is somewhat more certain under the Delaware law than under the California law and therefore that the Company’s objectives in adopting this type of provision can be better achieved by reincorporation in Delaware. The directors have elected to adopt such a provision in the Delaware Certificate and By-Laws. The Board believes that Delaware reincorporation will enhance the Company’s ability to recruit and retain directors in the future; however, the shareholders should be aware that such a provision inures to the benefit of the directors, and the interest of the Board in recommending the reincorporation may therefore be in conflict with the interests of the shareholders. See subsections entitled, “Limitations on Director Liability” and “Indemnification of Officers and Directors” below for a more complete discussion of these issues.

The interests of the Board of Directors, management and affiliated shareholders in voting on the reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware law does not afford minority shareholders some of the rights and protections available under California law. Reincorporation of the Company in Delaware may make it more difficult for minority shareholders to elect directors and influence Company policies. A detailed discussion of the principal differences between California and Delaware law as they affect shareholders is set forth in the section below entitled “Delaware Corporation Law Compared to California Corporation Law.”

Implementation of Reincorporation

The proposed reincorporation will be accomplished by merging the Company into a newly formed Delaware corporation which, just before the merger, will be a wholly owned subsidiary of the Company (the “Delaware Company”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) attached as Appendix A to this Proxy Statement. Upon the effective date of the merger (the “Reincorporation Effective Date”), the Delaware Company’s name will be Cellegy Pharmaceuticals, Inc. The reincorporation will not result in any change in the Company’s business, assets or liabilities, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees. The incumbent officers and directors of the Company will also be the officers and directors of the Delaware Company on the Reincorporation Effective Date.

The Company’s capital stock currently consists of 35,000,000 authorized shares of Common Stock, without par value, of which 20,117,211 shares were issued and outstanding as of April 15, 2004, and 5,000,000 authorized shares of Preferred Stock, without par value, none of which were outstanding as of April 15, 2004. If Proposal No. 3 above is adopted, the number of authorized shares of Common Stock will increase to 50,000,000 shares. However, even if Proposal No. 3 is not adopted, if this Proposal No. 4 is adopted, the Delaware Company will have 50,000,000 authorized shares of Common Stock and 5,000,000 authorized shares of Preferred Stock. On the Reincorporation Effective Date, the Delaware Company will have the same number of outstanding shares of Common Stock that the Company had outstanding immediately prior to the Reincorporation Effective Date. The Delaware Company’s authorized but unissued shares of Common Stock and Preferred Stock will both be available for future issuance.

Under the Delaware Company’s Certificate of Incorporation (the “Delaware Certificate”), as under the Company’s amended and restated articles of incorporation, as amended (the “California Articles”), the Board of Directors has the authority to determine or alter the rights, preferences, privileges and restrictions to be granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares constituting any such series and to determine the designation thereof.

On the Reincorporation Effective Date, each outstanding share of Common Stock of the Company will automatically convert into one share of Common Stock of the Delaware Company, and shareholders of the Company will automatically become shareholders of the Delaware Company. On the Reincorporation Effective Date, the number of outstanding shares of Common Stock of the Delaware Company will be equal to the number of shares of Common Stock of the Company outstanding immediately prior to the Reincorporation Effective Date. In addition, each outstanding option, warrant or right to acquire shares of Common Stock of the Company will be converted into an option, warrant or right to acquire an equal number of shares of Common Stock of the Delaware Company, under the same terms and conditions as the original options, warrants or rights. All of the Company’s employee benefit plans and agreements, including the 1992 Stock Option Plan, the 1995 Equity Incentive Plan and the 1995 Directors’ Stock Option Plan, all option agreements outstanding under those plans, and all other benefit plans, options and warrants, will be adopted and continued by the Delaware Company following the reincorporation. Shareholders should recognize that approval of the proposed reincorporation will constitute approval of the adoption and assumption of those plans by the Delaware Company.

NO ACTION NEED BE TAKEN BY SHAREHOLDERS TO EXCHANGE THEIR STOCK CERTIFICATES NOW; THIS WILL BE ACCOMPLISHED AT THE TIME OF THE NEXT TRANSFER BY THE SHAREHOLDER. Certificates for shares in the Company will automatically represent an identical number of shares in the Delaware Company upon completion of the merger. The Company intends to apply for the listing and registration of the Common Stock of the Delaware Company on the NASDAQ National Market upon the Reincorporation Effective Date.

The affirmative vote of the majority of voting power of all outstanding Common Stock of the Company is required for approval of this proposal. If approved by the shareholders, it is anticipated that the reincorporation would be completed as soon thereafter as practicable. The reincorporation may be abandoned or the Merger Agreement may be amended, either before or after shareholder approval has been obtained, if in the opinion of the Board of Directors, circumstances arise that make such action advisable, provided that any amendment that would effect a material change from the charter provisions discussed in this Proxy Statement would require further approval by the holders of a majority of the outstanding voting shares.

Significant Changes Caused by the Reincorporation

In general, the Company’s corporate affairs are governed at present by the corporate law of California, the Company’s state of incorporation, the California Articles and the Company’s By-Laws (the “California By-Laws”), which have been adopted pursuant to California law. The California Articles and By-Laws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at Cellegy Pharmaceuticals, Inc., 349 Oyster Point Boulevard, Suite 200, South San Francisco, CA 94080, Attention: Corporate Secretary.

If the reincorporation proposal is adopted, the Company will merge into, and its business will be continued by, the Delaware Company. Following the merger, issues of corporate governance and control would be controlled by Delaware law, rather than California law (however, see “Other Key Differences Between

California and Delaware Law—Application of California Law After Reincorporation”). The California Articles and By-Laws will be replaced by the Delaware Certificate and the Delaware Company’s By-Laws (the “Delaware By-Laws”), copies of which are attached as Appendix A-1 and Appendix A-2 to the Merger Agreement.

Delaware Corporation Law Compared to California Corporation Law

The following description is only a summary of some of the more important differences in the corporation laws of Delaware and California and does not purport to be an exhaustive discussion. It is qualified in its entirety by reference to the California Corporations Code, the Delaware General Corporation Law, the California Articles and By-Laws and the Delaware Certificate and By-Laws. Both California and Delaware law provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the charter or By-Laws of the corporation. Shareholders are requested to read the following discussion and the Merger Agreement, the Delaware Certificate and the Delaware By-Laws attached to this Proxy Statement.

Limitations on Director Liability. Both California and Delaware permit a corporation to limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of certain duties as a director if an amendment to the charter limiting such liability is approved by a majority of the outstanding shares. In general, the California Articles and the Delaware Certificate eliminate such personal liability except where the director engaged in a disloyal act, failed to act in good faith, engaged in intentional misconduct, knowingly violated the law, derived an improper personal benefit, or approved an improper dividend or stock repurchase.

In addition, California law and the California Articles do not permit the elimination of monetary liability where such liability is based on: (i) acts or omissions that show reckless disregard for the director’s duty to the corporation or its shareholders, where the director in the ordinary course of performing a director’s duties should be aware of a risk of serious injury to the corporation or its shareholders; or (ii) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation and its shareholders. Therefore, under California law and the California Charter, monetary liability may exist in circumstances where it would be eliminated under Delaware law on the Delaware Charter. For example, monetary liability may exist from reckless disregard of a director’s duties if the director is aware of the risk of serious injury to the shareholders.

The Company believes that directors are motivated to exercise due care in managing the Company’s affairs primarily by concern for the best interests of the Company and its shareholders rather than by the fear of potential monetary damage awards. As a result, the Company believes that the reincorporation proposal should sustain the Board of Directors’ continued high standard of corporate governance without any decrease in accountability by directors and officers to the Company and its shareholders.

Indemnification of Officers and Directors. The Delaware By-Laws contain a provision with respect to advances in that the Delaware Company is required to advance expenses related to any proceeding contingent on the indemnified person’s commitment to repay any advances if it is ultimately determined that such person is not entitled to be indemnified.

California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. However, there are certain differences between the laws of the two states.

Indemnification is permitted by both California and Delaware law, provided the requisite standard of conduct is met. California law requires indemnification when the individual has successfully defended the action on the merits, as opposed to Delaware law which requires indemnification relating to a successful defense on the merits or otherwise.

Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise.

California law also permits indemnification of expenses incurred in derivative or third-party actions, except that court approval is required with respect to derivative actions (i) when a person is adjudged liable to the corporation in the performance of that person’s duty, and then such indemnification may be made only to the extent that such court shall determine and (ii) for a matter that is settled or otherwise disposed of without court approval.

California law and Delaware law both permit indemnification to be extended through agreements, By-laws or other corporate action beyond that specifically authorized by statute.

The Company has indemnification agreements with its officers and directors extending indemnification beyond that mandated under California law (the “California Indemnification Agreement”), and the Delaware Company will, if the reincorporation is approved, enter into substantially similar agreements with its officers and directors in substantially the form attached as Appendix B to this Proxy Statement (the “Delaware Indemnification Agreement”). In the Company’s opinion, the California Indemnification Agreement and the Delaware Indemnification Agreement are substantially similar.

If the proposed reincorporation is approved, the indemnification agreements also will be approved by the Company’s shareholders. Thus a vote in favor of the proposed reincorporation will also ratify and approve the indemnification agreements in substantially the form attached as Appendix B to this Proxy Statement. Although the law in this regard is not certain, shareholders who vote in favor of the reincorporation proposal, and thereby approve the indemnification agreements, may be prevented from challenging the validity of the indemnification agreements in a subsequent court proceeding.

The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of the California Company made prior to the proposed reincorporation. Nevertheless, the Board has recognized in considering this reincorporation proposal that the individual directors have a personal interest in obtaining the application of Delaware law to such indemnity and limitation of liability issues affecting them and the Company in the event they arise from a potential future case, and that the application of Delaware law, to the extent that any director or officer is actually indemnified in circumstances where indemnification would not be available under California law, would result in expense to the Company which the Company would not incur if the Company were not reincorporated. The Board believes, however, that the overall effect of reincorporation is to provide a corporate legal environment that enhances the Company’s ability to attract and retain high quality outside directors and thus benefits the interests of the Company and its shareholders.

There is no pending or, to the Company’s knowledge, threatened litigation to which any of its directors is a party in which the rights of the Company or its shareholders would be affected if the Company currently were subject to the provisions of Delaware law rather than California law.

California and Delaware corporate law, the California Certificate and By-Laws and the Delaware Certificate and By-Laws, as well as any indemnity agreements, may permit indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors has been advised that, in the opinion of the Securities and

Exchange Commission, indemnification for liabilities arising under the Securities Act and the Exchange Act may be contrary to public policy and therefore may be unenforceable, absent a decision to the contrary by a court of appropriate jurisdiction.

Number of Directors. California law allows the number of persons constituting the board of directors of a corporation to be fixed by the By-Laws or the Articles of Incorporation, or permits the By-Laws to provide that the number of directors may vary within a specified range. California law further provides that, in the case of a variable board, the maximum number of directors may not exceed two times the minimum number minus one. The California By-Laws provide for a board of directors that may vary between five and nine members, inclusive, and the exact number of directors has been fixed at six. California law also requires that any change in a fixed number of directors and any change in the range of a variable board of directors specified in the Articles of Incorporation and By-Laws must be approved by a majority in interest of the outstanding shares entitled to vote (or such greater proportion of the outstanding shares as may be required by the Articles of Incorporation), provided that a change reducing the minimum number of directors to less than five cannot be adopted if votes cast against adoption are equal to more than 16 2/3% of the outstanding shares entitled to vote. The California By-Laws require the vote of holders of a majority of the shares entitled to vote in order to change the range of the Company’s variable Board of Directors.

Delaware law permits a board of directors to change the authorized number of directors by amendment to the By-Laws unless the number of directors is fixed in the Certificate of Incorporation or the manner of fixing the number of directors is set forth in the Certificate of Incorporation, in which case the number of directors may be changed only by amendment of the Certificate of Incorporation or consistent with the manner specified in the Certificate of Incorporation, as the case may be. The Delaware Certificate provides that the exact number of directors shall be fixed from time to time exclusively by the Board of Directors by resolution.

Filling Board Vacancies. Under California law, if, after the filling of any vacancy by the directors of a corporation, the directors then in office who have been elected by the corporation’s shareholders constitute less than a majority of the directors then in office, then: (i) any holder of more than 5% of the corporation’s voting stock may call a special meeting of shareholders, or (ii) the superior court of the appropriate county may order a special meeting of the shareholders to elect the entire board of directors of the corporation. Delaware law provides that if, at the time of filling any vacancy or newly created directorship, the directors then in office constitute less than a majority of the entire board of directors as constituted immediately prior to any increase, the Delaware Court of Chancery may, upon application of any shareholder or shareholders holding at least 10% of the total number of shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships or to replace the directors chosen by the directors then in office. The proposed Delaware Certificate and By-Laws provide that vacancies shall be filled only by the affirmative vote of a majority of directors then in office, even if such directors comprise less than a quorum of the Board of Directors, or by the sole remaining director, unless the Board of Directors determines by resolution that any such vacancies be filled by the shareholders, or as otherwise provided by law. The California Articles are silent on filling vacancies. The California By-Laws provide that except for a vacancy caused by removal of a director, the Board of Directors may fill vacancies by a majority vote of the directors then in office at a meeting where there is a quorum, or if less than a quorum, (a) by the unanimous written consent of the directors then in office, (b) by the vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice, or (c) by a sole remaining director. Shareholders may fill any vacancies that have not been filled by the Board by a vote or written consent of a majority of the shares entitled to vote, except when a vacancy is created by the removal of a director, where the vacancy may be filled only by the vote of a majority of the shares, or by the unanimous written consent of all of the shareholders entitled to vote.

Blank Check Preferred. After the reincorporation, the Delaware Company would retain the rights currently available to the Company under California law to issue shares of its authorized but unissued capital stock. Following the Reincorporation Effective Date, shares of authorized and unissued Common Stock and Preferred Stock of the Delaware Company could (within the limits imposed by applicable law) be issued in one or more transactions, or Preferred Stock could be issued with terms, provisions and rights which would make more difficult and, therefore, less likely, a takeover of the Delaware Company. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock and Preferred Stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of the Delaware Company.

It should be noted that the voting rights to be accorded to any unissued series of Preferred Stock of the Delaware Company (“Delaware Preferred Stock”) remain to be fixed by the Delaware Board. Accordingly, if the Delaware Board so authorizes, the holders of Delaware Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions in circumstances where Delaware law does not ordinarily require such a class vote, or might be given a disproportionately large number of votes. Such Delaware Preferred Stock could also be convertible into a large number of shares of Common Stock of the Delaware Company under certain circumstances or have other terms which might make acquisition of a controlling interest in the Delaware Company more difficult or more costly, including the right to elect additional directors to the Delaware Board. Potentially, the Delaware Preferred Stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the Delaware Company. Also, the Delaware Preferred Stock could be privately placed with purchasers who might side with the management of the Delaware Company in opposing a hostile tender offer or other attempt to obtain control.

Future issuances of Delaware Preferred Stock as an anti-takeover device might preclude shareholders from taking advantage of a situation which might otherwise be favorable to their interests. In addition (subject to the considerations referred to above as to applicable law), the Delaware Board could authorize issuance of shares of Common Stock of the Delaware Company (“Delaware Common Stock”) or Delaware Preferred Stock to a holder who might thereby obtain sufficient voting power to ensure that any proposal to alter, amend or repeal provisions of the Delaware Certificate unfavorable to a suitor would not receive the necessary vote of a majority of the voting stock required for certain of the proposed amendments (as described below).

If the reincorporation is approved, it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of the Delaware Preferred Stock or Delaware Common Stock, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessary for shareholder approval of a specific issuance would be a detriment to the Delaware Company and its stockholders. The Board of Directors does not intend to issue any Preferred Stock except on terms that the Board of Directors deems to be in the best interests of the Delaware Company and its then existing stockholders. The Board currently has the right to issue Preferred Stock without shareholder approval under the California Articles.

Advance Notice Requirement for Shareholder Proposals and Director Nominations. There is no specific statutory requirement under California or Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a by-law restriction, director nominations and shareholder proposals may be made without advance notice at the annual meeting. However, federal securities laws generally provide that shareholder proposals that the proponent wishes to include in the Company’s proxy materials must be received not less than 120 days in advance of the proxy statement released in connection with the previous year’s annual meeting.

The Delaware By-Laws provide that in order for director nominations or shareholder proposals to be properly brought before the meeting, the shareholder must have delivered timely notice to the Secretary of the corporation. The California By-Laws do not contain provisions specifically addressing shareholder proposals for the annual meeting. To be timely under the Delaware By-Laws, a shareholder proposal to be presented at an annual meeting must be received at the Delaware Company’s principal executive offices no less than 120 days in advance of the date that the Delaware Company’s (or Company’s predecessor’s) proxy statement was released to shareholders in connection with the previous year’s annual meeting of shareholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, notice by the shareholders to be timely must be received no later than the close of business on the tenth day following the day on which the date of the annual meeting is publicly announced.

Percentage of Shares Required to Call Special Shareholders’ Meeting. Under California law, special meetings of shareholders may be called by the Board, the Chairman of the Board, the President, the holders of 10% or more of the outstanding voting power and such other persons as may be designated in the Articles of Incorporation or By-Laws of a company. The California By-Laws provide that special meetings may be called by the Board, the Chairman of the Board, the President or the holders of 10% or more of the outstanding voting power.

Delaware law, however, provides that special meetings of shareholders may only be called by the Board or by any other person as may be designated in the Certificate of Incorporation or By-Laws. The Delaware By-Laws provide that special meetings of shareholders may be called only by the Board of Directors, the Chairman of the Board, the President or Chief Executive Officer or the holders of record of not less than 25% or more of the outstanding voting power. The Board believes that establishing a percentage of shares required to call a special meeting at 25% is reasonable and in the best interests of the shareholders because the higher threshold will assure that there is sufficient shareholder interest in the proposals to merit a special meeting and to warrant the expense and distraction to management of a special meeting of shareholders. The Board of Directors considered other alternatives, such as eliminating the right of shareholders to call a special meeting, or setting a threshold of 50% of shares for calling a special meeting, each of which the Board believes are not unusual for public Delaware corporations. However, the Board determined to propose the 25% threshold as a reasonable balance between competing concerns. Shareholders should be aware that such a provision would preclude a shareholder from mounting a proxy contest to remove the directors or taking action to amend the Bylaws until the next annual meeting, unless the shareholder has at least 25% of the voting power of the Company’s stock. This provision of the Delaware Bylaws may have the effect of impeding or discouraging efforts by potential bidders to obtain control of the Company and, therefore, could have the effect of deterring or delaying efforts to seek control of the Company on a basis which some shareholders might deem favorable.

Tender Offer Statutes. A Delaware statute regulates tender offers and is intended to limit coercive takeovers of companies incorporated in that state. The Delaware law, Section 203, provides that a corporation may not engage in any business combination with any interested shareholder for a period of three years following the date that such shareholder became an interested shareholder unless: (i) prior to the date the shareholder became an interested shareholder the Board of Directors approved the business combination or the transaction which resulted in the shareholder becoming an interested shareholder; or (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85%, of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned by persons who are directors and also officers and employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or (iii) the business combination is approved by the Board of Directors and authorized by 66 2/3% of the outstanding voting stock which is not owned by the interested shareholder. An interested shareholder means any person that is the owner of 15% or more of the outstanding voting stock; however, the statute provides for certain exceptions to parties who otherwise would be designated interested shareholders, including an exception for parties that held 15% or more of the outstanding voting stock as of December 23, 1987. Any corporation may decide to opt out of the statute in its original Certificate of Incorporation or at any time by action of its shareholders. The Company has not opted out of the statute.

In contrast, California law requires that holders of a California corporation’s Common Stock receive nonredeemable Common Stock in a merger of the corporation with the holder (or an affiliate of the holder) of more than 50% but less than 90% of its Common Stock, unless all of the holders of its Common Stock consent to the merger or the merger has been approved by the California Commissioner of Corporations at a “fairness hearing.” This provision of California law may have the effect of making a cash “freezeout” merger by a majority shareholder more difficult to accomplish. A cash freezeout merger is a transaction whereby a minority shareholder is forced to relinquish his share ownership in a corporation in exchange for cash, subject in certain instances to dissenters’ rights. Delaware law has no comparable provision.

Other Key Differences Between California and Delaware Law

Class Vote For Certain Reorganizations. With certain exceptions, California law requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. Delaware law generally does not require class voting for such transactions, except in certain situations involving an amendment to the certificate of incorporation which adversely affects a specific class of shares.

Inspection of Shareholder Lists. California law provides for an absolute right of inspection of the shareholder list for shareholders holding 5% or more of a corporation’s outstanding voting shares or shareholders holding 1% or more of such shares who have filed a Schedule 14B with the SEC. Delaware law provides no such absolute right of shareholder inspection. However, both California and Delaware law permit any shareholder of record to inspect the shareholder list for any purpose reasonably related to that person’s interest as a shareholder.

Appraisal Rights. Under both California law and Delaware law, a shareholder of a corporation participating in certain mergers and reorganizations may be entitled to receive cash in the amount of the “fair value” (Delaware) or “fair market value” (California) of its shares, as determined by a court, in lieu of the consideration it would otherwise receive in the transaction. The limitations on such dissenters’ appraisal rights are somewhat different in California and Delaware.

Shareholders of a California corporation, the shares of which are listed on a national securities exchange or on the OTC margin stock list, generally do not have appraisal rights unless the holders of at least 5% of the class of outstanding shares assert the appraisal right. In any reorganization in which one corporation or the shareholders of one corporation own more than  5/6 of the voting power of the surviving or acquiring corporation, shareholders are denied dissenters’ rights under California law. For this reason, appraisal rights will not be available to shareholders in connection with this reincorporation proposal.

Under Delaware law appraisal rights are not available to shareholders with respect to a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or designated as a national market system security or an interdealer quotation system security by the National Association of Securities Dealers, Inc., or are held of record by more than 2,000 holders if the shareholders receive shares of the surviving corporation or shares of any other corporation which are similarly listed or dispersed, and the shareholders do not receive any other property in exchange for their shares except cash for fractional shares. Appraisal rights are also unavailable under Delaware law to shareholders of a corporation surviving a merger if no vote of those shareholders is required to approve the merger because, among other things, the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately before the merger and certain other conditions are met.

In addition, Delaware law does not provide shareholders with voting or appraisal rights when a corporation acquires another business through the issuance of its stock, whether in exchange for assets or stock or in a merger with a subsidiary. California law treats these kinds of acquisitions in the same manner as a merger of the corporation directly with the business to be acquired and provides appraisal rights in the circumstances described above.

Dividends. Under California law, any dividends or other distributions to shareholders, such as redemptions, are limited to the greater of (i) retained earnings or (ii) an amount which would leave the corporation with assets

(excluding certain intangible assets) equal to at least 125% of its liabilities (excluding certain deferred items) and current assets equal to at least 100% (or, in certain circumstances, 125%) of its current liabilities. Delaware law allows the payment of dividends and redemption of stock out of surplus (including paid-in and earned surplus) or out of net profits for the current and immediately preceding fiscal years.

The Company has never paid a cash dividend, and the Delaware Company does not anticipate paying any cash dividends in the foreseeable future.

Cumulative Voting. Under California law, cumulative voting in the election of directors is mandatory upon notice given by a shareholder at a shareholders’ meeting at which directors are to be elected. In order to cumulate votes, a shareholder must give notice at the meeting, prior to the voting, of the shareholder’s intention to vote cumulatively. If any one shareholder gives such a notice, all shareholders may cumulate their votes. California law permits a company to eliminate cumulative voting in certain circumstances. California law permits a company, in its articles of incorporation or bylaws, to eliminate cumulative voting if the Company’s shares are listed on a national stock exchange or traded on the NASDAQ National Market and are held by at least 800 shareholders. The Company’s bylaws include such a provision. Cumulative voting is not available under Delaware law unless so provided in the corporation’s Certificate of Incorporation. The proposed Delaware Certificate does not provide for cumulative voting. The Board of Directors believes that all directors should be elected by a plurality of votes of the shareholders. One of the principal results of cumulative voting is to make it more likely that an individual or group of individuals, owning less than a plurality of the Company’s voting stock, could obtain representation on the Board. Such an individual or group may have interests and goals inconsistent with, or even actively conflicting with, the best interests of a majority of the shareholders. Elimination of cumulative voting could make it more difficult for a minority shareholder adverse to a majority of the shareholders to obtain representation on the Company’s board of directors. However, the Board believes that each director should represent the interests of all shareholders rather than the narrow interests of any special constituency.

Application of California Law After Reincorporation. California law provides that if (i) the average of certain property, payroll and sales factors results in a finding that more than 50% of the Delaware Company’s business is conducted in California, and in a particular fiscal year more than 50% of the Delaware Company’s outstanding voting securities are held of record by persons having addresses in California, and (ii) the Company’s shares are traded in the NASDAQ National Market and are held by fewer than 800 shareholders, as of its most recent annual meeting of shareholders, then the Delaware Company would become subject to certain provisions of California law regardless of its state of incorporation.

Because the Company’s Common Stock is traded in the NASDAQ National Market and the Company’s shares are held by at least 800 shareholders as of its most recent annual meeting of shareholders, and because less then 50% of the outstanding voting securities are held of record by persons having addresses in California, California law will not apply to the Delaware Company if the reincorporation is approved. The Company would not be subject to California law as long as it continued to meet one of these requirements.

If the Delaware Company were to become subject to the provisions of California law referred to above, and such provisions were enforced by California courts in a particular case, many of the Delaware laws described in this Proxy Statement would not apply to the Delaware Company. Instead, the Delaware Company could be governed by certain California laws, including those regarding liability of directors for breaches of the duty of care, indemnification of directors, dissenters’ rights of appraisal, removal of directors as well as certain other provisions discussed above, to the exclusion of Delaware law. The effects of applying both Delaware and California laws to a Delaware corporation whose principal operations are based in California have not yet definitively been determined.

Summary of Federal Tax Consequences of the Reincorporation

The following is a discussion of certain federal income tax considerations that be relevant to holder of the Company’s Common Stock who receive Delaware Common Stock in exchange for their shares of Common Stock of the Company as a result of the proposed reincorporation. The discussion does not address all of the tax consequences of the proposed reincorporation that may be relevant to particular shareholders of the Company, such as dealers in securities, or those shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Common Stock of the Company. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement.

The proposed reincorporation is expected to qualify as a reorganization within the meaning of Section 368(a) of the Code. Generally, for federal income tax purposes, no gain or loss should be recognized by holders of the Company as a result of the reincorporation and no gain or loss should be recognized by the Company or the Delaware Company.

Each former holder of Common Stock of the Company should have the same tax basis in the Delaware Common Stock received pursuant to the reincorporation as such shareholder had in the Common Stock of the Company held by such shareholder at the time of consummation of the reincorporation. A shareholder’s holding period with respect to the Delaware Common Stock received in the reincorporation should include the period during which the shareholder held the corresponding shares of Common Stock of the Company, provided that the shares of Common Stock of the Company were held by the shareholder as capital assets at the time of consummation of the reincorporation. Tax provisions are complex and subject to change and this summary does not purport to be a complete discussion of all the possible tax consequences of the reincorporation under federal laws. The Company has not requested or obtained a ruling from the Internal Revenue Service (“IRS”) or an opinion of legal or tax counsel with respect to the consequences of the reincorporation. A successful IRS challenge to the reorganization status of the proposed reincorporation would result in a shareholder recognizing gain or less with respect to each share of Common Stock of the Company exchanged in the proposed reincorporation equal to the difference between the shareholder’s basis in such share and the fair market value, as of the time of the proposed reincorporation, of the Delaware Common Stock received in exchange therefor. In such event, a shareholder’s aggregate basis in the shares of Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder’s holding period for such shares would not include the period during which the shareholder held Common Stock of the Company.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year, nominee for election as a director of the Company, nor associate of the foregoing persons has any substantial interest, direct or indirect, in the Company’s change of state of incorporation that differs from that of any other shareholders of the Company. No director of the Company opposed the Reincorporation. With regard to the form of Indemnification Agreement, as the officers and directors of Cellegy Delaware (who are currently the officers and directors of the Company) will enter into an Indemnification Agreement with the Company, each of the Company’s officers and directors may be deemed to have a personal interest in the proposal relating to the Indemnification Agreements.

Required Vote

The affirmative vote of a majority of the outstanding shares entitled to vote is required for approval of this proposal.

The Board of Directors believes that the proposed reincorporation of the Company in Delaware and all related matters are in the best interests of the shareholders of the Company and the Company for the reasons stated above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR

APPROVAL OF THIS PROPOSAL TO REINCORPORATE IN DELAWARE AND CERTAIN

RELATED MATTERS

A vote for the reincorporation proposal will constitute approval of the following:

•	the merger;

•	the Delaware Certificate;

•	the Delaware By-Laws;

•	the form of the indemnification agreement and entering into indemnification agreements with each current director and officer;

•	the adoption and assumption by the Delaware Company of all of the Company’s employee and director benefit plans and agreements, and compensation plans and agreements; and

•	all other aspects of this Proposal No. 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 15, 2004, certain information known to Cellegy regarding the ownership of shares of common stock by (i) each person known to Cellegy to be a beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each director, (iii) each Named Officer (see “Executive Compensation”) and (iv) all directors and executive officers as a group.

	Shares Beneficially Owned(1)
Name	Number	Percent
S.J. Strategic Investments, LLC(2)	5,828,993	29.0%

Andrew H. Tisch, Daniel R. Tisch, James S. Tisch, Thomas J. Tisch, Felix J. Baker And Julian C. Baker(3)	3,954,597	19.7%

K. Michael Forrest(4) 349 Oyster Point Blvd., Suite 200 South San Francisco, CA 94080	1,625,733	8.1%

Richard C. Williams(5)	1,010,000	5.0%

John J. Chandler(6)	258,308	1.3%

Daniel L. Azarnoff, M.D.(7)	193,459	1.0%

A. Richard Juelis(8)	152,310	*

Tobi B. Klar, M.D.(9)	102,329	*

David A. Karlin, M.D.(10)	40,624	*

Robert B. Rothermel(11)	22,500	*

John Q. Adams, Sr.(11)	10,500	*

Thomas M. Steinberg(11)	7,500	*

All directors and executive officers as a group(12) (10 persons)	3,423,263	17.0%

*	less than 1%
(1)	Based upon information supplied by officers, directors and principal shareholders. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission (the “SEC”) that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investing power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Shares of common stock, subject to an option that is currently exercisable or exercisable within 60 days of April 15, 2004 are deemed to be outstanding and to be beneficially owned by the person holding such option for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2)	The number of shares reported as beneficially owned is based on Amendment No. 8 to Schedule 13D, filed with the Securities and Exchange Commission on January 29, 2004, by John M. Gregory, Joan P. Gregory, Susan K. Gregory, James M. Gregory and SJ Strategic Investments, LLC, which is a family-owned entity controlled by John M. Gregory. The address for these persons is: SJ Strategic Investments LLC, 340 Edgemont Avenue, Suite 500, Bristol, TN 37620.
(3)	Based upon a Schedule 13D amendment filed jointly by these persons on September 19, 2003. The address of Andrew H. Tisch, James S. Tisch and Thomas J. Tisch was shown as 667 Madison Ave., New York, N.Y. 10021; the address of Daniel R. Tisch as 500 Park Ave., New York, N.Y. 10022; and the address of Felix J. Baker and Julian C. Baker as 655 Madison Ave., New York, N.Y. 10021. Each person reported shared and/or sole voting and dispositive power over certain of the shares listed. Because of certain business and family relationships among the reporting persons, they filed a Schedule 13D jointly, but each reporting person disclaimed beneficial ownership of shares owned by any other reporting person.
(4)	Includes 818,488 shares issuable upon the exercise of stock options.

(5)	Includes 1,000,000 shares issuable upon the exercise of stock options.
(6)	Includes 240,108 shares issuable upon the exercise of stock options.
(7)	Includes 186,959 shares issuable upon the exercise of stock options.
(8)	Includes 150,062 shares issuable upon the exercise of stock options.
(9)	Includes 75,129 shares issuable upon the exercise of stock options.
(10)	Includes 40,624 shares issuable upon the exercise of stock options.
(11)	Includes 7,500 shares issuable upon the exercise of stock options.
(12)	Includes 2,533,870 shares issuable upon the exercise of stock options.

Executive Compensation

The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to Cellegy during fiscal years 2003, 2002 and 2001 to (i) each person who served as Cellegy’s chief executive officer during 2003, and (ii) the four most highly compensated officers other than the chief executive officer who were serving as executive officers at the end of 2003 and whose total annual salary and bonus in such year exceeded $100,000 (of which there were only four such persons), and (iii) up to two additional individuals for whom disclosures would have been provided in this table but for the fact that such persons were not serving as executive officers as of the end of 2003 (collectively with the CEO, the “Named Officers”).

Summary Compensation Table

	Annual Compensation						Long Term Compensation Awards Securities Underlying Options (#)		All Other Compensation ($)
Name and Principal Position	Year	Salary ($)	Bonus(5) ($)		Other Annual Compensation ($)
K. Michael Forrest President and Chief Executive Officer	2003 2002 2001	$380,000 284,375 302,820	$	— 100,000 —	$325,000 100,000 —	(3) (2)	80,000 244,097 50,000	(1)	3,500 3,000 1,890	(6) (6) (6)

Daniel L. Azarnoff, M.D.(4) Senior Vice President, Medical and Regulatory Affairs	2003 2002 2001	$112,500 150,754 142,000	$	— 5,000 —	— — —		— 112,222 17,500	(1)	1,753 1,720 1,420	(6) (6) (6)

John J. Chandler Vice President, Corporate Development	2003 2002 2001	$215,000 177,005 189,000	$	— 15,000 —	— — —		25,000 140,139 23,500	(1)	2,150 2,020 1,890	(6) (6) (6)

A. Richard Juelis Vice President, Finance and Chief Financial Officer	2003 2002 2001	$203,000 170,004 187,200	$	— 5,000 —	— — —		25,000 108,361 22,500	(1)	7,587 7,497 7,257	(7) (7) (7)

David A. Karlin, M.D. Vice President, Clinical Research	2003 2002 2001	$225,000 46,875 —		— — —	— — —		25,000 150,000 —		2,250 — —	(6)

(1)	As described in the report of the Compensation Committee included elsewhere in the Proxy Statement for last year’s 2003 annual meeting of shareholders, a portion of the options were granted in consideration of a reduction in salary during the second half of the year.
(2)	24,631 shares issued on April 21, 2003, based on the closing price of the Common Stock on that date of $4.06 per share.
(3)	82,487 shares issued on May 15, 2003, based on the closing price of the Common Stock on that date of $3.94 per share.
(4)	Dr. Azarnoff resigned his position effective August 15, 2003 and is currently a consultant to the Company.

(5)	Reflects bonuses earned for performance in the year indicated, although bonuses are generally paid in the year following performance.
(6)	Consists of matching contributions under the Company’s 401(k) plan.
(7)	Consists of matching contributions under the Company’s 401(k) plan ($2,030 in 2003, $1,940 in 2002 and $1,700 in 2001) and long term disability insurance premiums ($5,557 in each of 2003, 2002 and 2001).

Option Grants In Last Fiscal Year

The following table sets forth information regarding individual option grants to acquire Cellegy Common Stock during fiscal 2003 to each Named Officer.

	Individual Grants
	Number of Securities Underlying Options Granted (#)	% of Total Options Granted Employees In Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Rates of Stock Price Appreciation for Option Term(2)
Name					5% ($)	10% ($)
K. Michael Forrest(1)	80,000	26.4%	$2.89	11/2013	$145,400	$368,473
Daniel L. Azarnoff	—	—	—	—	—	—
John J. Chandler(1)	25,000	8.2	2.89	11/2013	45,438	115,148
A. Richard Juelis(1)	25,000	8.2	2.89	11/2013	45,438	115,148
David A. Karlin, M.D.(1)	25,000	8.2	2.89	11/2013	45,438	115,148

(1)	The exercise prices of these option shares shown in the table were the fair market value of the Common Stock on the grant date. The shares subject to these options become exercisable annually over three years from the grant date. The exercise price may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date, or through a same day sale procedure.
(2)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term based on assumed rates of annual compound stock price appreciation of 5% and 10% from the dates the options were granted to the end of the respective option terms. The assumed 5% and 10% rates of share price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent Cellegy’s estimate or projection of future share prices.

Aggregated Option/SAR Exercises In Last Fiscal Year And Fiscal Year End Option/SAR Values

The following table sets forth information with respect to the options exercised by the Named Officers during fiscal 2003.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at December 31, 2003 (#) Exercisable/Unexercisable	Value of Unexercised In-The-Money Options at December 31, 2003 ($) Exercisable/ Unexercisable(1)
K. Michael Forrest	—	—	804,426 / 191,460	$147,717 / $54,444
Daniel L. Azarnoff, M.D.	—	—	165,891 / 36,904	73,419 / 14,738
John J. Chandler	—	—	232,608 / 74,499	88,565 / 25,150
A. Richard Juelis	25,000	$95,000	144,437 / 56,083	48,169 / 20,238
David A. Karlin, M.D.	25,000	$93,000	61,456 / 88,544	73,133 / 81,117

(1)	Based on the difference between the fair market value of the Common Stock at December 31, 2003 ($3.11 per share) and the exercise price of options shown on the table.

Equity Compensation Plan Information

The following table sets forth, as of December 31, 2003, information with respect to our equity compensation plans, including our 1995 Equity Incentive Plan and the 1995 Directors’ Stock Option Plan, and with respect to certain other options and warrants, as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c)
Equity compensation plans approved by security holders	3,198,216			$4.77	943,683
Equity compensation plans not approved by security holders	300,000 600,000 400,000	(1) (2) (2)	$ $ $	11.75 5.00 2.89	— — —

Total	4,498,216			$5.91	943,683

(1)	Represents shares subject to outstanding warrants. Warrants to purchase 300,000 shares of Common Stock were issued to a financial advisor: 150,000 of the shares subject to the warrants had an exercise price of $8.50 per share and expired in March 2004; and the remaining 150,000 shares subject to the warrants had an exercise price of $15.00 per share and expired in March 2004.
(2)	The Company also granted a stock option to Mr. Richard C. Williams to purchase 1,000,000 shares of Common Stock, with 400,000 shares at an exercise price equal to $2.89 per share, which was the closing market price of the Common Stock on the grant date and 600,000 shares at an exercise price of $5.00 per share. The option is vested and exercisable in full immediately, although a portion of the option, covering up to 600,000 shares initially and declining over time, is subject to cancellation to the extent the portion has not been exercised, in the event that Mr. Williams voluntarily resigns as Chairman and a director within certain time periods.

Certain Relationships and Related Transactions

Employment Agreements and Change of Control Arrangements

The Company entered into a new employment agreement with K. Michael Forrest, its President and Chief Executive Officer, effective as of January 1, 2003, to replace an earlier employment agreement with Mr. Forrest entered into in 1996. The agreement has an initial term of three years and will be renewed for up to two successive one-year terms unless either party elects to terminate the agreement. The agreement provides for a base compensation rate of $380,000 per year, issuance as a bonus of 82,487 shares of Common Stock under the Company’s 1995 Equity Incentive Plan, and eligibility to participate in incentive compensation or bonus programs that the board of directors may establish from time to time. The agreement provides for severance compensation (ranging from 18 to 24 months of salary and bonus, and certain other payments), continuation of insurance benefits, and continuation of the period within which to exercise options in certain circumstances including termination of employment other than for cause or in connection with a change of control transaction (as such terms are defined in the agreement). The agreement also provides for continuation of medical and health insurance for Mr. Forrest until he reaches age 65 in certain circumstances. The agreement also provides for accelerated vesting of options in connection with a change of control transaction. The Company may condition payment of such benefits upon receipt of a general release of claims in form reasonably satisfactory to the Company.

Retention and Severance Plan; Options

The Board of Directors of the Company adopted a Retention and Severance Plan in April 2003, and the Company has entered into related agreement with each of its officers and certain other employees. Under the plan, if an executive’s employment is terminated “upon a change of control,” as that term is defined in the plan, the executive will receive a lump sum payment in an amount equal to one year of base salary and one year of his or her targeted bonus. In addition, the vesting and exercisability of outstanding but unvested options held by the executive will be accelerated in full so that the options are fully vested, and the executive will have 12 months after the date of termination to exercise the options. The executive will receive paid COBRA medical and health insurance coverage for 12 months. If the Company terminates an executive’s employment, without cause (as that term is defined in the plan) in the absence of a change of control, the executive will receive his or her base salary for a period of six months, reduced by the amount of any compensation earned by the executive from other employment during that time. In addition, the executive will have six months from the date of termination to exercise options to the extent vested on the date of termination, and the executive will receive paid COBRA medical and health insurance coverage for six months. As a condition of receiving benefits under the plan, the Company may require the executive to sign a general release of claims in connection with the executive’s employment termination. The Company has no agreements and currently is not involved in negotiations regarding a potential change of control transaction.

Certain modifications to all employee stock options were subsequently approved by the Board in November 2003, including accelerated vesting, a longer post-termination exercise period for options in some instances and certain severance benefits, if employment is terminated for certain reasons before November 2004.

In November 2003, the Board approved a modification to stock options held by outside directors of the Company, including options held by Jack L. Bowman, Alan A. Steigrod and Larry J. Wells, who resigned as directors in November 2003. The options were modified to become exercisable in full immediately upon resignation, with an extension of the exercise period on all options for five years from the resignation date. Generally similar modifications were approved for stock options held by directors Ronald J. Saldarini, Ph.D., who resigned in December 2003, and Tobi B. Klar, M.D., if they are no longer directors before November 2004.

Other

On November 6, 2003, Cellegy announced changes in the composition of its Board of Directors, including the appointment of Richard C. Williams as Chairman of the Board and Messrs. John Q. Adams, Sr. and Thomas M. Steinberg as directors, along with the resignation of Messrs. Bowman, Steigrod and Wells as directors. In consideration of Mr. Williams’ agreement to serve as Chairman and director, the Company agreed to pay Mr. Williams a fee of $100,000 per year. The Company also granted a stock option to Mr. Williams to purchase 1,000,000 shares of common stock, with 400,000 shares at an exercise price of $2.89 per share, which was the closing market price of the Common Stock on the grant date, and 600,000 shares at an exercise price of $5.00 per share. The option is vested and exercisable in full immediately, although a portion of the option, covering up to 600,000 shares initially and declining over time, is subject to cancellation to the extent the portion has not been exercised, in the event that Mr. Williams voluntarily resigns as Chairman and a director within certain time periods.

The Compensation Committee, as plan administrator of the Plan, has the authority in certain circumstances to provide for accelerated vesting of the shares of Common Stock subject to outstanding options held by the Named Officers as well as other optionees under the 1995 Equity Incentive Plan in connection with certain kinds of changes in control of Cellegy. For the compensation reduction options granted on July 23, 2002, all remaining unvested options would vest immediately on the date a change in control occurs, if the employee is still employed by Cellegy. For the stay incentive options granted on July 23, 2002, all remaining unvested options would vest immediately on the date a change in control occurs, if the employee loses their job (except for cause) within six months of the change in control date.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires Cellegy’s directors and executive officers, and persons who own more than ten percent of a registered class of Cellegy’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Cellegy Common Stock and other equity securities of Cellegy. Officers, directors and greater than ten percent shareholders are required by the regulations of the SEC to furnish Cellegy with copies of all Section 16(a) forms they filed. To Cellegy’s knowledge, based solely on review of the copies of such reports furnished to Cellegy, during the last fiscal year all Section 16(a) filing requirements applicable to Cellegy’s officers, directors, and greater than ten percent beneficial owners were timely filed.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee (“Committee”), consisting at different times of Felix J. Baker, Jack L. Bowman, Alan A. Steigrod, Richard C. Williams, John Q. Adams, Sr. and Thomas M. Steinberg, was (a) at any time during 2003 an officer or employee of Cellegy or any of its subsidiaries or (b) formerly an officer of Cellegy or any of its subsidiaries. No executive officer of Cellegy served during 2003 or serves as a member of the board of directors or Compensation Committee of any entity that has one or more executive officers on our Board or our Compensation Committee.

The compensation committee report, audit committee report and stock price performance graph that follow are required by the Securities and Exchange Commission. The information in these sections shall not be deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference. In addition, this information shall not otherwise be deemed to be “soliciting material” or filed under these Acts.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board makes recommendations to the Board concerning compensation for executive officers and employees of Cellegy, including severance provisions, grants stock options and acts as the administrator of the Company’s equity incentive plans and approves, within certain guidelines, warrants granted to consultants. During most of fiscal 2003 the members of the Compensation Committee were Jack L. Bowman and Alan A. Steigrod. Messrs. Bowman and Steigrod resigned as directors on November 6, 2003 and Messrs. Adams, Steinberg and Williams were appointed to the committee on December 12, 2003. Mr. Williams is the Chair of the Committee.

General Compensation Policy

The Committee acts on behalf of the Board to establish the general compensation policy for all employees of Cellegy. Subject to provisions of any applicable employment agreements, the Committee typically reviews base salary levels and total compensation for the Chief Executive Officer (“CEO”), other executive officers and employees of Cellegy prior to the beginning of each fiscal year. The Committee administers Cellegy’s incentive and equity plans, including the 1995 Equity Incentive Plan (the “Plan”) and 1995 Directors’ Stock Option Plan (the “Directors’ Plan”). The Committee’s philosophy in compensating executive officers, including the CEO, is to relate compensation to corporate and individual performance. Consistent with this philosophy, the incentive component of the compensation of the executive officers of Cellegy is contingent on the achievement primarily of corporate goals and, secondarily, on individual objectives. Long-term equity incentives for executive officers include the granting of stock options under the Plan and additional incentives including cash bonuses. Stock options generally have value for the executive only if the price of Cellegy’s stock increases above the fair market value on the grant date and the executive remains in Cellegy’s employ for the period required for the shares to vest or, where vesting of options is subject to the attainment of certain performance objectives, if the specified performance objectives are attained.

The base salaries, incentive compensation and stock option grants of the executive officers are determined, in part, by the Committee based on data from prevailing compensation practices of other pharmaceutical companies with whom Cellegy competes for executive talent and by evaluating such information in connection with Cellegy’s corporate goals and objectives. The Committee reviewed compensation data from certain companies within Cellegy’s industry group and geographic location using salary and stock option survey data and publications. The Committee compared the compensation of Cellegy’s executive officers with the compensation practices of comparable companies to determine base salary, cash incentive compensation and stock option awards. In preparing the performance graph for this Proxy Statement, Cellegy used The NASDAQ (U.S. only) Stock Market Index and The NASDAQ Pharmaceutical Stocks Index as its most comparable business indices.

Fiscal 2003 Executive Compensation

Base Compensation. The Committee reviewed the recommendations and performance and market data outlined above and established a base salary level for each executive officer, including the CEO, subject to provisions of any employment agreements.

Incentive Compensation. Cash bonuses may be awarded if Cellegy significantly exceeds predetermined corporate goals and objectives set by the Board early in the year. For fiscal 2003, the criteria used by the Committee as the basis for cash bonus incentive compensation for the CEO and the other executives were based primarily on exceeding corporate goals, primarily related to FDA product approvals and clinical development progress. No cash bonuses for 2003 performance were paid to employees through April 2004. As disclosed in the Report of the Committee in last year’s proxy statement, bonuses were paid to three executive officers in early in 2003 relating to 2002 performance.

In 2004 the Committee approved a cash incentive compensation program for all employees of the Company. The program establishes incentive compensation targets for each employee based on a percentage of the employee’s base salary. The percentage varies by position, with the percentage being higher for those, more senior persons having a greater ability to impact overall corporate results. Payout is based on achievement of corporate goals and individual objectives. Corporate goals for the year are approved by the Board of Directors after review by the Compensation Committee. Individual objectives for officers are approved by the Compensation Committee after review by the President and CEO; individual objectives for all other employees are approved by the President and CEO. Compensation formulas are weighted with achievement of corporate goals accounting for 70% of the weighting for executive officers and 85% for the CEO, with the balance of the weighting based on performance against individual management objectives.

Stock Options. Stock options typically have been granted to executive officers when the executive first joins Cellegy, in connection with a significant change in responsibilities, in response to changes in industry practices and, occasionally, to achieve equity within a peer group. The Committee may, however, grant additional stock options to executives and employees for other reasons, including option awards to compensate for salary reduction programs, which were implemented in 2002. The number of shares subject to each stock option granted is within the discretion of the Committee and is based on anticipated future contribution, the need to retain key employees, their ability to impact business unit and past performance and / or consistency within the executive’s peer group.

In fiscal 2003, the Committee considered these factors, as well as the number of unvested options held by such executive officers as of the grant date. At the discretion of the Committee, executive officers may also be granted stock options under the Plan to provide greater incentives to continue their employment with Cellegy and to strive to increase the value of the common stock. Initial stock options generally become exercisable over a four-year period and, in certain instances, sooner based on the attainment of certain objectives. Annual stock option grants are generally issued based on the achievement of corporate goals and individual performance for the prior year and become exercisable over a three-year period, with an exercise price that is equal to the fair market value of the Common Stock on the grant date. Annual stock option grants of 25,000 shares were awarded, in November 2003, to the following three executives: John J. Chandler, David Karlin, M.D. and A. Richard Juelis.

CEO Compensation. Because Mr. Forrest was primarily responsible for Cellegy achieving its corporate goals and objectives for fiscal 2002 and 2003, the Committee evaluated the achievement of his and the Company’s objectives, including satisfactorily managing Cellegy’s overall strategic plan, achieving regulatory and clinical development goals and maintaining a strong financial position. Mr. Forrest was awarded a 4.7% increase in base compensation to $398,000 effective January 1, 2004 for performance in 2003. In April 2003, the Committee approved a bonus payment to Mr. Forrest of $200,000 for 2002 performance. The bonus consisted of $100,000 in cash and 24,631 Cellegy shares issued on April 21, 2003 at that day’s closing price of $4.06 per share. In May 2003, Mr. Forrest was awarded a bonus of $325,000 all paid in shares of Common Stock, in conjunction with the renewal of his employment agreement, as President and CEO. The bonus consisted of 82,487 Cellegy shares issued on May 15, 2003 at that day’s closing price of $3.94 per share. In awarding the employment agreement renewal bonus and approving Mr. Forrest’s new employment agreement, the Committee reviewed practices of comparable companies, took into consideration the length of time since the original contract agreement date and considered Mr. Forrest’s overall development of the Company over a number of years and the need to maintain continuity and strategic direction going forward. The awarding of a stock-based bonus was also intended to provide further incentive to Mr. Forrest to enhance shareholder value. In November 2003, the Committee awarded Mr. Forrest an annual stock option grant of 80,000 shares.

Compliance with Section 162(m) of the Internal Revenue Code of 1986. Internal Revenue Code Section 162(m) limits Cellegy’s ability to deduct compensation in excess of $1,000,000 in any taxable year to the individual who is the chief executive officer at the end of the taxable year and the four other highest compensated officers of Cellegy during the taxable year. Cash compensation for fiscal 2002 for any individual was not in excess of $1,000,000, and Cellegy does not expect cash compensation for fiscal 2003 to be in excess of $1,000,000 for any individual. The Plan is in compliance with Section 162(m) by limiting the amount of stock awards that may be granted to any one individual.

Richard C. Williams, Committee Chair

John Q. Adams, Sr.

Thomas M. Steinberg

REPORT OF THE AUDIT COMMITTEE

The Audit Committee presently is composed of three members. The current members of the committee are Robert B. Rothermel, who is the Committee Chair, John Q. Adams, Sr. and Richard C. Williams. During most of fiscal 2003 the members of the Audit Committee were Alan A. Steigrod, Ronald J. Saldarini, Ph.D. and Larry J. Wells. Messrs. Steigrod and Wells resigned as directors on November 6, 2003 and Messrs. Adams and Williams joined the Audit Committee on that date. Dr. Saldarini resigned as a director in December 2003, and Mr. Rothermel became a member of the committee when he joined the Board on January 21, 2004. The responsibilities and duties of the Committee, summarized below, are more fully set forth in the committee’s charter, a copy of which is attached to this Proxy Statement.

Management is responsible for our internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee monitors these processes. The primary purpose of the Committee is to represent and assist the Board of Directors in fulfilling its general oversight responsibilities relating to the quality and integrity of the accounting, auditing and reporting practices of the Company and the legal compliance and ethics programs as established by management and the Board.

In fulfilling its oversight responsibilities, the Committee had eight meetings in 2003 and five meetings during the first quarter of 2004 with management and the auditors. The Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2003 with management including a discussion of the accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and plans for compliance with new accounting criteria and legal and regulatory requirements.

The Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of Cellegy’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, during fiscal 2003 the Company’s independent auditors provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm’s independence. The Committee also considered the compatibility of non-audit services with the auditors’ independence.

The Committee discussed with Cellegy’s independent auditors the overall terms of engagement, scope and plans for their respective audits. The Committee was involved in the review and approval of the change in independent accountants from Ernst & Young LLP to PricewaterhouseCoopers LLP during the last quarter of 2003. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Cellegy’s internal controls, the implications of new and existing accounting policies and disclosure requirements and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, the audited financial statements which were included in the Annual Report on Form 10-K for the year ended December 31, 2003. The Committee has selected, subject to shareholder approval, PricewaterhouseCoopers LLP as Cellegy’s independent auditors.

Robert B. Rothermel, Committee Chair

John Q. Adams, Sr.

Richard C. Williams

COMPANY STOCK PRICE PERFORMANCE

The chart shows a five-year comparison of the cumulative total stockholder return on the common stock of Cellegy, the Nasdaq (US only) Stock Market Index and the Nasdaq Pharmaceutical Stocks Index from December 31, 1998 to December 31, 2003 (assuming the investment of $100 in Cellegy common stock and in each of the indices on December 31, 1998, and reinvestment of all dividends). Unless otherwise specified, all dates refer to the last day of each year presented.

Comparison of Cumulative Total Return

	1998	1999	2000	2001	2002	2003
Cellegy Index	$100	$96	$168	$245	$116	$89
Nasdaq Index (US only)	$100	$185	$112	$89	$61	$92
Nasdaq Pharmaceutical Index	$100	$189	$235	$200	$130	$190

SHAREHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

Pursuant to Securities and Exchange Commission Rule 14a-8 and, assuming that the reincorporation proposal is approved and implemented as described in this Proxy Statement, under the Company’s By-Laws, in order for business to be properly brought before the 2005 annual meeting of stockholders by a stockholder, such shareholder must have given timely notice thereof in writing to the Secretary of the Company, at 349 Oyster Point Boulevard, South San Francisco, CA 94080. To be timely, a shareholder proposal to be presented at the 2005 annual meeting of stockholders must be received at the Company’s principal executive offices not later than January 10, 2005, which is 120 calendar days in advance of the first anniversary of the date that the Company’s (or the Company’s predecessor’s) proxy statement was released to shareholders in connection with the previous year’s annual meeting of shareholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received not later than the close of business on the tenth day following the day on which the date of the annual meeting is publicly announced. The proposal must also satisfy the conditions established by the SEC for shareholder proposals to be included in Cellegy’s proxy statement for that meeting. In addition, pursuant to SEC Rule 14a-4, if Cellegy is not notified of a shareholder proposal by at least 45 days before the date on which Cellegy first mailed its proxy materials for the prior year’s annual meeting of stockholders, or the earlier date described above for timely submission of stockholder proposals specified by the advance notice provision in the Company’s By-Laws, then the proxies held by management of Cellegy will provide for discretionary authority to vote against such shareholder proposal, even though such proposal is not discussed in the Proxy Statement.

OTHER MATTERS

The Board knows of no other matters that will be presented at the Annual Meeting. If however, any matter is properly presented at the Annual Meeting, the proxy solicited hereby will be voted in accordance with the judgment of the proxy holders.

By Order of the Board of Directors,

K. Michael Forrest

President and Chief Executive Officer

South San Francisco, California

All shareholders are urged to complete, sign, date and return the accompanying Proxy Card in the enclosed postage prepaid envelope. Thank you for your prompt attention to this matter.

APPENDIX A

AGREEMENT AND PLAN OF MERGER AND REINCORPORATION

THIS AGREEMENT AND PLAN OF MERGER AND REINCORPORATION (the “Agreement”) is dated as of             , 2004, and is entered into by and between Cellegy Pharmaceuticals, Inc., a California corporation (“Cellegy California”), and Cellegy Pharmaceuticals, Inc. (Delaware), a Delaware corporation (“Cellegy Delaware”).

BACKGROUND

A. Cellegy Delaware is a corporation duly organized and existing under the laws of the State of Delaware.

B. Cellegy California is a corporation duly organized and existing under the laws of the State of California.

C. On the date of this Agreement, Cellegy Delaware has authority to issue 1,000 shares of Common Stock, par value $.0001 per share (the “Cellegy Delaware Common Stock”), of which 100 shares are issued and outstanding and owned by Cellegy California.

D. Cellegy California as of the date hereof has authority to issue (i) 35,000,000 shares of Common Stock, without par value (the “Cellegy California Common Stock”), of which 20,117,211 shares were issued and outstanding as of April 15, 2004, and (ii) 5,000,000 shares of Preferred Stock, without par value, of which no shares are issued and outstanding.

E. The respective Boards of Directors for Cellegy Delaware and Cellegy California have determined that, for the purpose of effecting the reincorporation of Cellegy California in the State of Delaware, it is advisable, to the advantage of and in the best interest of Cellegy California and its shareholders and Cellegy Delaware and its stockholders that Cellegy California merge with and into Cellegy Delaware upon the terms and conditions herein provided.

F. The respective Boards of Directors of Cellegy Delaware and Cellegy California and the sole stockholder of Cellegy Delaware have unanimously adopted and approved this Agreement, and the Board of Directors of Cellegy California has directed that this Agreement be submitted to the shareholders of Cellegy California for their consideration.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Cellegy California and Cellegy Delaware hereby agree as follows:

1. Merger. Subject to the approval of the shareholders of Cellegy California in accordance with the California General Corporation Law (the “CGCL”) and the Delaware General Corporation Law (“DGCL”), at such time as the parties hereto shall thereafter mutually agree, Cellegy California shall be merged with and into Cellegy Delaware (the “Merger”), and Cellegy Delaware shall be the surviving corporation (the “Surviving Corporation”) in the Merger. The Merger shall be effective upon (a) the filing of this Agreement together with the requisite officers’ certificate with the Secretary of State of the State of California in accordance with the provisions of the CGCL and (b) the filing of a duly certified counterpart of this Agreement (or a duly executed certificate of merger) with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the Delaware General Corporation Law (the “DGCL”), the date and time of the later of such filings being hereinafter referred to as the “Effective Time.”

2. Governing Documents. The Certificate of Incorporation of Cellegy Delaware shall be amended and restated as in the form attached hereto as Appendix A-1, and shall be the Certificate of Incorporation of the Surviving Corporation; and the Bylaws of Cellegy Delaware shall be amended and restated as in the form attached hereto as Appendix A-2 and shall be the Bylaws of the Surviving Corporation.

3. Directors and Officers. The directors and officers of Cellegy California shall be the directors and officers of the Surviving Corporation from and after the Effective Time until their respective successors are duly elected or appointed.

4. Succession. At the Effective Time, Cellegy Delaware shall succeed to Cellegy California in the manner of and as more fully set forth in Section 259 of the General Corporation Law of the State of Delaware.

5. Further Assurances. From time to time, as and when required by Cellegy Delaware or by its successors and assigns, there shall be executed and delivered on behalf of Cellegy California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in Cellegy Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Cellegy California, and otherwise to carry out the purposes of this Agreement, and the officers and directors of Cellegy Delaware are fully authorized in the name and on behalf of Cellegy California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

6. Common Stock of Cellegy California. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Cellegy California Common Stock outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of Cellegy Delaware Common Stock.

7. Stock Purchase Rights and Convertible Securities. A number of shares of the Surviving Corporation’s Common Stock and Preferred Stock shall be reserved for issuance upon the exercise of stock purchase rights and convertible securities equal to the number of shares of Cellegy California Common Stock and Preferred Stock so reserved immediately prior to the Effective Date of the Merger.

8. Options; Warrants. At the Effective Time, each outstanding option, warrant or other right to purchase shares of Cellegy California stock shall be converted into and become an option, warrant or right to purchase the same number of shares of Cellegy Delaware stock at a price per share equal to the exercise price of the option, warrant or right to purchase Cellegy California stock and upon the same terms and subject to the same conditions as set forth in the agreements entered into by Cellegy California pertaining to such options, warrants or rights. A number of shares of Cellegy Delaware stock shall be reserved for purposes of such options and rights equal to the number of shares of Cellegy California stock so reserved immediately prior to the Effective Time. As of the Effective Date, Cellegy Delaware shall assume all obligations of Cellegy California under the plans and agreements pertaining to such options and rights and the outstanding options or other rights, or portions thereof, granted pursuant thereto.

9. Stock Certificates. From and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Cellegy California stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Cellegy Delaware stock into which the shares of Cellegy California stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of Cellegy Delaware or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Cellegy Delaware or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Cellegy Delaware stock evidenced by such outstanding certificate as above provided.

10. Other Employee Benefit Plans. As of the Effective Time, Cellegy Delaware hereby assumes all obligations of Cellegy California under any and all employee benefit plans in effect as of said date or with respect to which employee rights or accrued benefits are outstanding as of said date.

11. Outstanding Common Stock of Cellegy Delaware. At the Effective Time, the one hundred (100) shares of Cellegy Delaware Common Stock presently issued and outstanding in the name of Cellegy California shall be canceled and retired and resume the status of authorized and unissued shares of Cellegy Delaware Common Stock, and no shares of Cellegy Delaware Common Stock or other securities of Cellegy Delaware shall be issued in respect thereof.

12. Covenants of Cellegy Delaware. Cellegy Delaware covenants and agrees that, effective not later than the Effective Time, it will:

a. Qualify to do business as a foreign corporation in the State of California, and in all other states in which Cellegy California is so qualified and in which the failure so to qualify would have a material adverse effect on the business or financial condition of Cellegy Delaware and its subsidiaries, taken together as a whole, and, in connection therewith, shall irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California Corporations Code and under applicable provisions of state law in other states in which qualification is required hereunder.

13. Book Entries. As of the Effective Time, entries shall be made upon the books of Cellegy Delaware in accordance with the following:

a. The assets and liabilities of Cellegy California shall be recorded at the amounts at which they were carried on the books of Cellegy California immediately prior to the Effective Time, with appropriate adjustments to reflect the retirement of the one hundred (100) shares of Cellegy Delaware Common Stock presently issued and outstanding.

b. There shall be credited to the capital stock of Cellegy Delaware the aggregate amount of the par value of all shares of Cellegy Delaware stock resulting from the conversion of the outstanding California Common Stock pursuant to the Merger.

c. There shall be credited to the capital surplus account of Cellegy Delaware the aggregate of the amounts shown in the capital stock and capital surplus accounts of Cellegy California immediately prior to the Effective Time, less the amount credited to the common stock account of Cellegy Delaware pursuant to Paragraph (b) above.

d. There shall be credited to the retained earnings account of Cellegy Delaware an amount equal to that carried in the retained earning account of Cellegy California immediately prior to the Effective Time.

14. Amendment. At any time prior to the Effective Time, whether before or after approval and adoption of this Agreement by the shareholders of Cellegy California, this Agreement may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of Cellegy Delaware and Cellegy California to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Agreement; provided, that any amendment made subsequent to the approval or adoption of this Agreement by the stockholders of Cellegy Delaware or the shareholders of Cellegy California shall be subject to all applicable limitations of the applicable provisions of the DGCL and the CGCL.

15. Abandonment. At any time before the Effective Time, this Agreement may be terminated and the merger contemplated by this Agreement may be abandoned by the Board of Directors of either Cellegy California or Cellegy Delaware or both, notwithstanding any approval of this Agreement by the sole stockholder of Cellegy Delaware and the shareholders of Cellegy California.

16. Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, this Agreement, having first been duly approved by resolutions of the respective Boards of Directors of Cellegy California and Cellegy Delaware, is hereby executed on behalf of each of said two corporations by their respective officers thereunto duly authorized.

CELLEGY PHARMACEUTICALS, INC., a California corporation

By:
K. Michael Forrest
President and Chief Executive Officer

ATTEST:

                                                             ,

                                                             Secretary

CELLEGY PHARMACEUTICALS, INC., a Delaware corporation

By:
K. Michael Forrest
President and Chief Executive Officer

ATTEST:

                                                             ,

                                                             Secretary

APPENDIX A-1

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF CELLEGY PHARMACEUTICALS, INC.

FIRST:

The name of this corporation is Cellegy Pharmaceuticals, Inc. (hereinafter the “Corporation”).

SECOND:

The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, DE 19808. The name of the registered agent at that address is Corporation Service Company.

THIRD:

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.

FOURTH:

A. The Corporation is authorized to issue two classes of stock to be designated respectively “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is fifty- five million (55,000,000) shares. Fifty million (50,000,000) shares shall be Common Stock, each having a par value of one-hundredth of one cent ($.0001). Five million (5,000,000) shares shall be Preferred Stock, each having a par value of one hundredth of one cent ($.0001).

B. Any Preferred Stock not previously designated as to series may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board), and such resolution or resolutions shall also set forth the voting powers, full or limited or none, of each such series of Preferred Stock and shall fix the designations, preferences and relative, participating, optional or other special rights of each such series of Preferred Stock and the qualifications, limitations or restrictions of such powers, designations, preferences or rights. The Board of Directors is authorized to alter the powers, designation, preferences, rights, qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of Preferred Stock, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

FIFTH:

The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

A-1-1

B. The directors of the Corporation need not be elected by written ballot unless the By-Laws so provide.

C. Any action required or permitted to be taken by the stockholders of the Corporation at a duly called annual or special meeting of stockholders of the Corporation may be taken by a consent in writing if signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize such action at an annual or special meeting.

D. Special meetings of stockholders of the Corporation may be called only by either the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer or the President, or the holders of record of not less than 25% of all shares entitled to cast votes at the meeting, for any purpose or purposes prescribed in the notice of the meeting and shall be held at such place, on such date and at such time as the Board may fix.

SIXTH:

A. The number of directors that shall constitute the whole Board of Directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption). All directors shall hold office until the expiration of the term for which elected, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

B. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation or other cause (including removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, or by a sole remaining director, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders and until their respective successors are elected, except in the case of the death, resignation, or removal of any director.

SEVENTH:

The Board of Directors is expressly empowered to adopt, amend or repeal By-Laws of the Corporation. The stockholders shall also have power to adopt, amend or repeal the By-Laws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

EIGHTH:

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

A-1-2

If the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Any repeal or modification of the foregoing provisions of this Article EIGHTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

NINTH:

The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation.

A-1-3

APPENDIX A-2

BYLAWS OF

CELLEGY PHARMACEUTICALS, INC.

ARTICLE I

STOCKHOLDERS

SECTION 1.1 Place of Meetings. All meetings of stockholders shall be held at such place within or without the State of Delaware as may be designated from time to time by the Board of Directors or the President and Chief Executive Officer or, if not so designated, at the registered office of the corporation.

SECTION 1.2 Annual Meeting. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date to be fixed by the Board of Directors at the time and place to be fixed by the Board of Directors and stated in the notice of the meeting.

SECTION 1.3 Special Meetings. Special meetings of stockholders may be called at any time by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President or the holders of record of not less than 25% of all shares entitled to cast votes at the meeting, for any purpose or purposes prescribed in the notice of the meeting and shall be held at such place, on such date and at such time as the Board may fix. Business transacted at any special meeting of stockholders shall be confined to the purpose or purposes stated in the notice of meeting, subject to the last two sentences of the first paragraph of Section 1.10.

Upon request in writing sent by registered mail to the President or Chief Executive Officer by any stockholder or stockholders entitled to request a special meeting of stockholders pursuant to this Section 1.3, and containing the information required pursuant to Sections 1.10 and 2.15, as applicable, the Board of Directors shall determine a place and time for such meeting, and a record date for the determination of stockholders entitled to vote at such meeting shall be fixed by the Board of Directors, in advance, which shall not be more that 60 days nor less than 10 days before the date of such meeting. Following such receipt of a request and determination by the Secretary of the validity thereof, it shall be the duty of the Secretary to present the request to the Board of Directors, and upon Board action as provided in this Section 1.3, to cause notice to be given to the stockholders entitled to vote at such meeting, in the manner set forth in Section 1.4, hereof, that a meeting will be held at the place and time so determined, for the purposes set forth in the stockholder’s request, as well as any purpose or purposes determined by the Board of Directors in accordance with this Section 1.3.

SECTION 1.4 Notice of Meetings. Written notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or as required by law (meaning here and hereafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation). The notices of all meetings shall state the place, date and hour of the meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

SECTION 1.5 Voting List. The officer who has charge of the stock ledger of the corporation shall prepare, at least 10 days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at a place within the city where the meeting is to be held, which place shall be specified in the notice of

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the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting, and may be inspected by any stockholder who is present.

This list shall determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

SECTION 1.6 Quorum. Except as otherwise provided by law or these Bylaws, the holders of a majority of the shares of the capital stock of the corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date or time.

If a notice of any adjourned special meeting of stockholders is sent to all stockholders entitled to vote thereat, stating that it will be held with those present constituting a quorum, then except as otherwise required by law, those present at such adjourned meeting shall constitute a quorum, and all matters shall be determined by a majority of the votes cast at such meeting.

SECTION 1.7 Adjournments. Any meeting of stockholders may be adjourned to any other time and to any other place at which a meeting of stockholders may be held under these Bylaws by the Chairman of the meeting, in the absence of such person by any officer entitled to preside at or to act as Secretary of such meeting, or by the holders of a majority of the shares of stock present or represented at the meeting and entitled to vote, although less than a quorum. When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

SECTION 1.8 Voting and Proxies. Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law as in the Certificate of Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders may vote in person or may authorize any other person or persons to vote or act for him by written proxy executed by the stockholder or his authorized agent or by a transmission permitted by law and delivered to the Secretary of the corporation. No stockholder may authorize more than one proxy for his shares. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile transmission or other reproduction shall be a complete reproduction of the entire original writing or transmission.

SECTION 1.9 Action at Meeting. When a quorum is present at any meeting, any election shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election, and all other matters shall be determined by a majority of the votes cast affirmatively or negatively on the matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, a majority of each such class present or represented and voting affirmatively or negatively on the matter) shall decide such matter, except when a different vote is required by express provision of law, the Certificate of Incorporation or these Bylaws.

All voting, including on the election of directors, but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the

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stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting. The corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one or more persons as an alternate inspector to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting.

SECTION 1.10 Notice of Stockholder Business. At an annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) properly brought before the meeting by or at the direction of the Board of Directors, or (iii) properly brought before an annual meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, it must be a proper matter for stockholder action under the Delaware General Corporation Law, and the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder proposal to be presented at an annual meeting shall be received at the corporation’s principal executive offices not less than 120 calendar days in advance of the first anniversary of the date that the corporation’s (or the corporation’s predecessor’s) proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting more than 30 calendar days earlier than the date contemplated at the time of the previous year’s proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the 10th day following the day on which the date of the annual meeting is publicly announced. “Public announcement” for purposes hereof shall have the meaning set forth in Article II, Section 2.15(c) of these Bylaws. In no event shall the public announcement at an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. For business to be properly brought before a special meeting by a stockholder, it must be a proper matter for stockholder action under the Delaware General Corporation Law, and the stockholder must have given to the Secretary of the corporation timely written notice of such business, signed by or on behalf of the holder or holders of record of such number of shares as would entitle such holder or holders to call a special meeting pursuant to Section 1.3. To be timely, such notice must be received no later than the close of business on the 10th day following the day on which the date of the special meeting is publicly announced (in instances where the meeting is called by holders of record of not less than 25% of all shares entitled to cast votes at the meeting) or must be given by a valid request under Section 1.3.

A stockholder’s notice to the Secretary of the corporation shall set forth as to each matter the stockholder proposes to bring before the annual or special meeting (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and address of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the business is being brought, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder and such other beneficial owner, and (iv) any material interest of the stockholder as such other beneficial owner in such business.

SECTION 1.11 Conduct of Business. At every meeting of the stockholders, the Chairman of the Board, or, in his or her absence, the President, as, in his or her absence, the person appointed by the Board of Directors, shall act as Chairman. The Secretary of the corporation or a person designated by the Chairman of the meeting shall act as Secretary of the meeting. Unless otherwise approved by the Chairman of the meeting, attendance at the stockholders’ meeting is restricted to stockholders of record, persons authorized in accordance with Section 1.8 of these Bylaws to act by proxy, and officers of the corporation.

The Chairman of the meeting shall call the meeting to order, establish the agenda, and conduct the business of the meeting in accordance therewith or, at the Chairman’s discretion, it may be conducted otherwise in

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accordance with the wishes of the stockholders in attendance. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

The Chairman shall also conduct the meeting in an orderly manner, rule on the precedence of, and procedure on, motions and other procedural matters, and exercise discretion with respect to such procedural matters with fairness and good faith toward all those entitled to take part. The Chairman may impose reasonable limits on the amount of time taken up at the meeting on discussion in general or on remarks by any one stockholder. Should any person in attendance become unruly or obstruct the meeting proceedings, the Chairman shall have the power to have such person removed from participation. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 1.11 and Section 1.10 above. The Chairman of a meeting shall if the facts warrant, determine and declare to the meeting that any proposed item of business was not brought before the meeting in accordance with the provisions of this Section 1.11 and Section 1.10, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

SECTION 1.12 Stockholder Action Without Meeting. Any action required or permitted to be taken by the stockholders of the corporation at a duly called annual or special meeting of stockholders of the corporation may be taken by a consent in writing if signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize such action at an annual or special meeting.

ARTICLE II

BOARD OF DIRECTORS

SECTION 2.1 General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law or the Certificate of Incorporation. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

SECTION 2.2 Number and Term of Office. The number of directors shall initially be six (6) and, thereafter, shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption).

SECTION 2.3 Vacancies and Newly Created Directorships. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification or other cause (including removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, or by the sole remaining director and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

SECTION 2.4 Resignation. Any director may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

SECTION 2.5 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

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SECTION 2.6 Special Meetings. Special meetings of the Board of Directors, called by the Chairman of the Board, the President or two or more directors may be held at any time and place, within or without the State of Delaware.

SECTION 2.7 Notice of Special Meetings. Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director by (i) giving notice to such director in person or by telephone or electronic voice message system at least 24 hours in advance of the meeting, (ii) sending a telegram, telecopy or telex, or delivering written notice by hand, to his last known business or home address at least 24 hours in advance of the meeting, or (iii) mailing written notice to his last known business or home address at least three days in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

SECTION 2.8 Participation in Meetings by Telephone Conference Calls. Directors or any members of any committee designated by the directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

SECTION 2.9 Quorum. A majority of the total number of authorized directors shall constitute a quorum at any meeting of the Board of Directors. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than  1/3 of the number so fixed constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or at a meeting of a committee which authorizes a particular contract or transaction.

SECTION 2.10 Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these Bylaws.

SECTION 2.11 Action by Written Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members of the Board or committee, as the case may be, consent to the action in writing. Any such written consents shall be filed with the minutes of proceedings of the Board or committee.

SECTION 2.12 Removal. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of all of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.

SECTION 2.13 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation, with such lawfully delegated powers and duties as it therefor confers, to serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the Delaware General Corporation Law, shall have and may

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exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these Bylaws for the Board of Directors.

SECTION 2.14 Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to the determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

SECTION 2.15 Nomination of Director Candidates.

(a) Subject to the rights of holders of any class or series of Preferred Stock then outstanding, nominations for the election of Directors may be made at an annual meeting by the Board of Directors or a proxy committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of Directors generally, who complies with the procedures set forth in this Bylaw and who is a stockholder of record at the time notice is delivered to the Secretary of the corporation. Any stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at an annual meeting only if timely notice of such stockholder’s intent to make such nomination or nominations has been given in writing to the Secretary of the corporation. To be timely, a stockholder nomination for a director to be elected at an annual meeting shall be received at the corporation’s principal executive offices not less than 120 calendar days in advance of the first anniversary of the date that the corporation’s (or the corporation’s predecessor’s) proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made. Each such notice shall set forth: (i) the name and address of the stockholder who intends to make the nomination, of the beneficial owner, if any, on whose behalf the nomination is being made and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote for the election of Directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder as such beneficial owner and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (v) the consent of each nominee to serve as a director of the corporation if so elected. In no event shall the public announcement of an adjournment as postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Notwithstanding the third sentence of this Section 2.15(a), in the event that the number of Directors to be elected at an annual meeting is increased and there is no public announcement by the corporation naming the nominees for the additional directorships at least 130 days prior to the first anniversary of the date that the corporation’s (or its predecessor’s) proxy statement was released to stockholders in connection with the previous year’s annual meeting, a stockholder’s notice required by this Section 2.15(a) shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

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(b) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation’s notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Bylaw and who is a stockholder of record at the time such notice is delivered to the Secretary of the corporation. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as are specified in the corporation’s notice of meeting, if the stockholder’s notice as required by paragraph (a) of this Bylaw shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 70th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extending any time period) for the giving of a stockholder’s notice as described above.

(c) For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”).

(d) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(e) In the event that a person is validly designated as a nominee in accordance with this Section 2.15 and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee upon delivery, not fewer than five days prior to the date of the meeting for the election of such nominee, of a written notice to the Secretary setting forth such information regarding such substitute nominee as would have been required to be delivered to the Secretary pursuant to this Section 2.15 had such substitute nominee been initially proposed as a nominee. Such notice shall include a signed consent to serve as a director of the corporation, if elected, of each such substitute nominee.

(f) If the chairman of the meeting for the election of Directors determines that a nomination of any candidate for election as a director at such meeting was not made in accordance with the applicable provisions of this Section 2.15, such nomination shall be void; provided, however, that nothing in this Section 2.15 shall be deemed to limit any voting rights upon the occurrence of dividend arrearages provided to holders of Preferred Stock pursuant to the Preferred Stock designation for any series of Preferred Stock.

ARTICLE III

OFFICERS

SECTION 3.1 Enumeration. The officers of the corporation shall consist of a President and/or Chief Executive Officer, a Secretary, a Chief Financial Officer and such other officers with such other titles as the Board of Directors shall determine, including, at the discretion of the Board of Directors, a Chairman of the Board, and one or more Vice Presidents and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

SECTION 3.2 Election. Officers shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Officers may be appointed by the Board of Directors at any other meeting.

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SECTION 3.3 Qualification. No officer need be a stockholder. Any two or more offices may be held by the same person.

SECTION 3.4 Tenure. Except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws, each officer shall hold office until his successor is elected and qualified, unless a different term is specified in the vote appointing him, or until his earlier death, resignation or removal.

SECTION 3.5 Resignation and Removal. Any officer may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Any officer may be removed at any time, with or without cause, by the Board of Directors.

SECTION 3.6 Chairman of the Board. The Board of Directors may appoint a Chairman of the Board. If the Board of Directors appoints a Chairman of the Board, he shall perform such duties and possess such powers as are assigned to him by the Board of Directors. Unless otherwise provided by the Board of Directors, he shall preside at all meetings of the stockholders, and, if he is a director, at all meetings of the Board of Directors.

SECTION 3.7 Chief Executive Officer; President. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if any, the Chief Executive Officer of the corporation (if such an officer is appointed) shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a Chairman of the Board, at all meetings of the Board of Directors and shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board (if any) or the Chief Executive Officer, the President shall have general supervision, direction, and control of the business and other officers of the corporation. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation and such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

SECTION 3.8 Vice Presidents. Any Vice President shall perform such duties and possess such powers as the Board of Directors or the President may from time to time prescribe. In the event of the absence, inability or refusal to act of the President, the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the President and when so performing shall have at the powers of and be subject to all the restrictions upon the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

SECTION 3.9 Secretary and Assistant Secretaries. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the President may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the secretary, including, without limitation, the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to keep a record of the proceedings of all meetings of stockholders and the Board of Directors, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

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In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

SECTION 3.10 Chief Financial Officer. Unless otherwise designated by the Board of Directors, the Chief Financial Officer shall be the Treasurer. The Chief Financial Officer shall perform such duties and shall have such powers as may from time to time be assigned to him by the Board of Directors, the Chief Executive Officer or the President. In addition, the Chief Financial Officer shall perform such duties and have such powers as are incident to the office of chief financial officer, including without limitation, the duty and power to keep and be responsible for all funds and securities of the corporation, to maintain the financial records of the corporation, to deposit funds of the corporation in depositories as authorized, to disburse such funds as authorized, to make proper accounts of such funds, and to render as required by the Board of Directors accounts of all such transactions and of the financial condition of the corporation.

SECTION 3.11 Salaries. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

SECTION 3.12 Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

ARTICLE IV

CAPITAL STOCK

SECTION 4.1 Issuance of Stock. Unless otherwise voted by the stockholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any unissued balance of the authorized capital stock of the corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.

SECTION 4.2 Certificates of Stock. Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by him in the corporation. Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice Chairman, if any, of the Board of Directors, or the Chief Executive Officer or President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile.

Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the Bylaws, applicable securities laws or any agreement among any number of shareholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

SECTION 4.3 Transfers. Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, the Certificate of Incorporation or the Bylaws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these Bylaws.

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SECTION 4.4 Lost, Stolen or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.

SECTION 4.5 Record Date. The Board of Directors may fix in advance a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders or to express consent (or dissent) to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, concession or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than 60 or less than 10 days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates.

If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

ARTICLE V

GENERAL PROVISIONS

SECTION 5.1 Fiscal Year. The fiscal year of the corporation shall be as fixed by the Board of Directors.

SECTION 5.2 Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board of Directors.

SECTION 5.3 Waiver of Notice. Whenever any notice whatsoever is required to be given by law, by the Certificate of Incorporation or by these Bylaws, a waiver of such notice either in writing signed by the person entitled to such notice or such person’s duly authorized attorney, or by telecopy or any other available method, whether before, at or after the time stated in such waiver, or the appearance of such person or persons at such meeting in person or by proxy, shall be deemed equivalent to such notice.

SECTION 5.4 Actions with Respect to Securities of Other Corporations. Except as the Board of Directors may otherwise designate, the Chief Executive Officer or President or any officer of the corporation authorized by the Chief Executive Officer or President shall have the power to vote and otherwise act on behalf of the corporation, in person or proxy, and may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact to this corporation (with or without power of substitution) at any meeting of stockholders or shareholders (or with respect to any action of stockholders) of any other corporation or organization, the securities of which may be held by this corporation and otherwise to exercise any and all rights and powers which this corporation may possess by reason of this corporation’s ownership of securities in such other corporation or other organization.

SECTION 5.5 Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or

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representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

SECTION 5.6 Certificate of Incorporation. All references in these Bylaws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

SECTION 5.7 Severability. Any determination that any provision of these Bylaws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these Bylaws.

SECTION 5.8 Pronouns. All pronouns used in these Bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

SECTION 5.9 Notices. Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by sending such notice by telecopy or other electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law, or by commercial courier service. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his or her last known address as the same appears on the books of the corporation. The time when such notice shall be deemed to be given shall be the time such notice is received by such stockholder, director, officer, employee or agent, or by any person accepting such notice on behalf of such person, if delivered by hand, telecopy, other electronic transmission or commercial courier service, or the time such notice is dispatched, if delivered through the mails.

SECTION 5.10 Reliance Upon Books, Reports and Records. Each director, each member of any committee designated by the Board of Directors, and each officer of the corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the corporation, including reports made to the corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

SECTION 5.11 Time Periods. In applying any provision of these Bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

SECTION 5.12 Facsimile Signatures. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

ARTICLE VI

AMENDMENTS

SECTION 6.1 By the Board of Directors. Except as is otherwise set forth in these Bylaws, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.

SECTION 6.2 By the Stockholders. Except as otherwise set forth in these Bylaws, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the affirmative vote of the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at any annual meeting of stockholders, or at any special meeting of stockholders, provided notice of such alteration, amendment, repeal or adoption of new Bylaws shall have been stated in the notice of such special meeting.

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ARTICLE VII

INDEMNIFICATION OF DIRECTORS AND OFFICERS

SECTION 7.1 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (“proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, or as a controlling person of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said Law permitted the corporation to provide prior to such amendment) against all expenses, liability and loss reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in Section 7.2 of this Article 7, the corporation shall indemnify any such person seeking indemnity in connection with a proceeding (or part thereof) initiated by such person only if (a) such indemnification is expressly required to be made by law, (b) the proceeding (or part thereof) was authorized by the Board of Directors of the corporation, (c) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Delaware General Corporation Law, or (d) the proceeding (or part thereof) is brought to establish or enforce a right to indemnification under an indemnity agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law. The rights hereunder shall be contract rights and shall include the right to be paid expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, unless the Delaware General Corporation Law then so prohibits, the payment of such expenses incurred by a director or officer of the corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is tendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding, shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this Section or otherwise.

SECTION 7.2 Right of Claimant to Bring Suit. If a claim under Section 7.1 is not paid in full by the corporation within 90 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if such suit is not frivolous or brought in bad faith, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to this corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

SECTION 7.3 Indemnification of Employees and Agents. The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of related

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expenses, to any employee or agent of the corporation to the fullest extent of the provisions of this Article with respect to the indemnification of and advancement of expenses to directors and officers of the corporation.

SECTION 7.4 Non-Exclusivity of Rights. The rights conferred on any person in Sections 7.1 and 7.2 shall not be exclusive of any other right which such persons may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

SECTION 7.5 Indemnification Contracts. The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the corporation, or any person serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Article 7.

SECTION 7.6 Insurance. The corporation may maintain insurance to the extent reasonably available, at its expense, to protect itself and any such director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

SECTION 7.7 Effect of Amendment. Any amendment, repeal or modification of any provision of this Article 7 by the stockholders and the directors of the corporation shall not adversely affect any right or protection of a director or officer of the corporation existing at the time of such amendment, repeal or modification.

SECTION 7.8. Exceptions.

Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Article 7:

(a) to indemnify any person for any acts or omissions or transactions from which a court having jurisdiction in the matter shall determine that such person may not be relieved of liability under Delaware or any other applicable state or federal law.

(b) to indemnify or to advance expenses to any person with respect to proceedings or claims initiated or brought voluntarily by such person and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under or any other statute or law or otherwise as required under the Delaware General Corporation Law, but such indemnification or advancement of expenses may be provided by the Corporation in specific cases if the Board of Directors has approved the initiation or bringing of such suit; or

(c) to indemnify any person for any expenses incurred by such person with respect to any proceeding instituted by such person to enforce or interpret any indemnification agreement to which the Corporation and such person are parties, if a court of competent jurisdiction determines that each of the material assertions made by such person in such proceeding was not made in good faith or was frivolous; or

(d) to indemnify any person for expenses or liabilities of any type whatsoever (including, without limitation, judgments, fines, ERISA, excise taxes or penalties, and amounts paid in settlement) to the extent that such person has otherwise actually received payment (under any insurance policy, provision of the Corporation’s certificate of incorporation, these Bylaws or otherwise) of the amounts otherwise payable hereunder; or

(e) to indemnify any person for expenses and the payment of profits arising from the purchase and sale by such person of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

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APPENDIX B

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (“Agreement”) is made effective as of             , 2004, and is entered into by and between CELLEGY PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), and                      (“Indemnitee”).

RECITALS

A. The Company and Indemnitee recognize the increasing difficulty in obtaining directors’ and officers’ liability insurance, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance.

B. The Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting officers and directors to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited.

C. Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and other officers and directors of the Company may not be willing to continue to serve as officers and directors without additional protection.

D. The Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and directors of the Company and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law.

THEREFORE, the Company and Indemnitee hereby agree as follows:

1. INDEMNIFICATION.

(a) Third Party Proceedings. The Company shall indemnify Indemnitee if Indemnitee is or was a party, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) (other than a proceeding by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with such proceeding unless the Company shall establish, in accordance with the procedures described in Section 2(c) of this Agreement, that Indemnitee did not act in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the Company, and, with respect to any criminal proceeding, had no reasonable cause to believe Indemnitee’s conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not create a presumption that (i) Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Company, or (ii) with respect to any criminal proceeding, Indemnitee had no reasonable cause to believe that Indemnitee’s conduct was unlawful.

(b) Proceedings By or in the Right of the Company. The Company shall indemnify Indemnitee if Indemnitee was or is a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any proceeding by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including, without limitation, attorneys’ fees) and, to the fullest extent permitted by law, amounts paid in settlement, in each case to the extent actually and reasonably incurred by Indemnitee, in connection with the defense or settlement of such proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the Company and its stockholders, except that no indemnification shall be made in respect of any proceeding, claim, issue or matter as to which Indemnitee shall have been finally adjudicated by court order or judgment to be liable to the Company in the performance of Indemnitee’s duty to the Company and its stockholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine.

2. Expenses: Indemnification Procedure.

(a) Advancement of Expenses. The Company shall advance all expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding referenced in Section 1(a) or (b) hereof (but not amounts actually paid in settlement of any such proceeding). Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to Indemnitee within twenty (20) days following delivery of a written request therefor by Indemnitee to the Company and documentation reasonably evidencing the expenses for which reimbursement is requested. The parties agree that for the purposes of any expense advance for which Indemnitee has made written demand to the Company in accordance with this Agreement, all expenses included in such expense advance that are certified in good faith by affidavit of Indemnitee’s counsel as being reasonable shall be presumed conclusively to be reasonable.

(b) Notice. Indemnitee shall, as a condition precedent to Indemnitee’s right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). Notice shall be deemed received three business days after the date postmarked if sent by domestic certified or registered mail, properly addressed; otherwise notice shall be deemed received when such notice shall actually be received by the Company.

(c) Procedure; Determination of Right to Indemnification.

(i) Any indemnification provided for in Section 1 and this Section 2 shall be made no later than forty-five (45) days after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Company’s Certificate of Incorporation or By-laws providing for indemnification, is not paid in full by the Company within forty-five (45) days after a written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 12 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including, without limitation, attorneys’ fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company, and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Subsection 2(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists.

(ii) It is the parties’ intention that if the Company contests Indemnitee’s right to indemnification, the question of Indemnitee’s right to indemnification shall be resolved as provided in subparagraph (iv) below, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

(iii) To the extent that the Indemnitee has been successful on the merits in defense of any proceeding referred to in Section 1(a) or 1(b) above or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses actually and reasonably incurred by Indemnitee in connection therewith.

(iv) In the event that subparagraph (iii) above is inapplicable, or does not apply to the entire proceeding, the Company shall nonetheless indemnify the Indemnitee (unless applicable law expressly requires a different procedure) unless the Company shall prove by clear and convincing evidence to the forum selected as provided in subparagraph (v) below that the Indemnitee has not met the applicable standard of conduct required to entitle the Indemnitee to such indemnification.

(v) The Indemnitee shall be entitled to select the forum in which the validity of the Company’s claim under subparagraph (iv) above that the Indemnitee is not entitled to indemnification will be heard from among the following, except that the Indemnitee can select a forum consisting of the stockholders of the Company only with the approval of the Company:

(A) a quorum consisting of directors who are not parties to the proceeding for which indemnification is being sought;

(B) independent legal counsel, which shall render a conclusion in a written legal opinion;

(C) the stockholders of the Company; or

(D) the court having jurisdiction of the subject matter of the proceeding and the parties.

For purposes of the above, “independent legal counsel” shall mean a reputable law firm with experience in the general subject matter of this Agreement, or a member of such a firm, mutually agreed upon by the Company and Indemnitee, that neither is presently nor in the past three (3) years has been retained to represent: (i) the Company or any of its subsidiaries or affiliates, or Indemnitee or any corporation or which Indemnitee was or is a director, officer, employee or agent, or any subsidiary or affiliate of such a corporation, in any material matter, or (ii) any other party to the claim giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “independent legal counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s right to indemnification under this Agreement. As soon as practicable, and in no event later than thirty (30) days after the forum has been selected pursuant to this subparagraph (v), the Company shall, at its own expense, submit to the selected forum its claim that the Indemnitee is not entitled to indemnification, and the Company shall act in the utmost good faith to assure the Indemnitee a complete opportunity to defend against such claim. If the forum selected in accordance with this subparagraph (v) is independent legal counsel, the Company agrees to pay the reasonable fees of the independent legal counsel and to indemnify fully such counsel against any and all expenses (including legal fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto. If the forum selected in accordance with this subparagraph (v) is not a court, then after the final decision of such forum is rendered, the Company or Indemnitee shall have the right to apply to a court with jurisdiction over the parties and subject matter, or the court in which the proceeding giving rise to the Indemnitee’s claim for indemnification is or was pending, for the purpose of appealing the decision of such forum, provided that such right is exercised within sixty (60) days after the final decision of such forum is rendered. If the forum selected in accordance with this subparagraph is a court, then the rights of the Company or Indemnitee to appeal any decision of such court shall be governed by the applicable laws and rules governing appeals of the decision of such court. Notwithstanding any other provision in this Agreement, the Company shall indemnify the Indemnitee against all expenses reasonably incurred by Indemnitee in connection with any hearing or proceeding under this subparagraph (v) involving Indemnitee and against all expenses reasonably incurred by Indemnitee involving the interpretation or enforcement of the rights of Indemnitee under this Agreement unless a court of competent jurisdiction finds that each of the material claims and/or defenses of Indemnitee in any such proceeding was frivolous or not made in good faith.

(d) Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Section 3(b) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable actions to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

(e) Selection of Counsel. If the Company shall be obligated under Section 2(a) hereof to pay the expenses of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel selected by the Company and approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ Indemnitee’s counsel in any such proceeding at Indemnitee’s expense; (ii) Indemnitee shall have the right to employ Indemnitee’s own counsel in connection with any such proceeding, at the expense of the Company, if such counsel serves in a review, observer, advice and counseling capacity and does not otherwise materially control or participate in the defense of such proceeding; and (iii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee’s counsel shall be at the expense of the Company. The Company shall not be liable to indemnify Indemnitee or advance expenses to Indemnitee under this Agreement for any amounts paid in settlement of any proceeding effected by Indemnitee without the Company’s written consent, which consent shall not be unreasonably withheld, unless Indemnitee receives court approval for such settlement or other disposition where the Company had the opportunity to oppose Indemnitee’s request for such court approval. The Company shall be permitted to settle any proceeding except that it shall not settle any proceeding in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent. Neither the Company nor Indemnitee shall unreasonably withhold its consent to any proposed settlement.

(f) Cooperation. If the Company assumes the defense of any claim for which indemnification is sought under this Agreement, Indemnitee shall furnish such information regarding Indemnitee, or the proceeding in question, as the Company may reasonably request and as may be required in connection with the defense or settlement of such proceeding, and shall cooperate fully with the Company in every other respect.

3. ADDITIONAL INDEMNIFICATION RIGHTS; NONEXCLUSIVITY.

(a) Scope. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company’s Certificate of Incorporation, the Company’s Bylaws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors, an officer or other corporate agent, such changes shall be, ipso facto, within the purview of Indemnitee’s rights and Company’s obligations, under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its Board of Directors, an officer or other corporate agent, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder.

(b) Nonexclusivity. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company’s Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested directors, the Corporation Law of the State of California, or otherwise, both as to action in Indemnitee’s official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity at the time of any covered proceeding.

4. PARTIAL INDEMNIFICATION.

If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by either in the investigation, defense, appeal or settlement of any civil or criminal proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify each of Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

5. MUTUAL ACKNOWLEDGMENT.

The Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers and agents under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s right under public policy to indemnify Indemnitee.

6. OFFICER AND DIRECTOR LIABILITY INSURANCE.

The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company’s performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of directors’ and officers’ liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s directors, if Indemnitee is a director; or of the Company’s officers, if Indemnitee is not a director of the Company but is an officer. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

7. SEVERABILITY.

Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company’s inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. Each provision of this Agreement, including without limitation, provisions within a single sentence or clause therein, shall be severable as provided in this Section 7. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

8. EXCEPTIONS.

Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

(a) Unlawful Indemnification. To indemnify Indemnitee for any acts or omissions or transactions from which a court having jurisdiction in the matter shall determine that Indemnitee may not be relieved of liability under Delaware or any other applicable state or federal law. In this respect, the Company and the Indemnitee have been advised that the Securities and Exchange Commission takes the position that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication.

(b) Claims Initiated by Indemnitee. To indemnify or to advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under the Delaware General Corporation Law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors has approved the initiation or bringing of such suit; or

(c) Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee, as the case may be, in such proceeding was not made in good faith or was frivolous; or

(d) No Duplication of Payments. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, without limitation, judgments, fines, ERISA, excise taxes or penalties, and amounts paid in settlement) to the extent that Indemnitee has otherwise actually received payment (under any insurance policy, provision of the Company’s certificate of incorporation, bylaws or otherwise) of the amounts otherwise payable hereunder; or

(e) Claims Under Section 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

9. CONSTRUCTION OF CERTAIN PHRASES.

(a) For purposes of this Agreement, references to the “Company” shall include in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

(b) For purposes of this Agreement, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement.

10. COUNTERPARTS.

This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

11. SUCCESSORS AND ASSIGNS.

This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (including, in the case of the Company, any successor by merger or similar transaction), and shall inure to the benefit of Indemnitee and Indemnitee’s estate, and each of Indemnitee’s heirs, legal representatives and assigns.

12. ATTORNEYS’ FEES.

In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys’ fees, incurred by Indemnitee with respect to such action, regardless of whether Indemnitee is ultimately successful in such action, unless as a part of such action, a court of competent jurisdiction makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all costs and expenses, including, without limitation, reasonable attorneys’ fees, incurred by Indemnitee in defense of such action (including, without limitation, with respect to Indemnitee’s counterclaims and cross-claims made in such action), unless as a part of such action the court makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of Indemnitee’s material defenses to such action were made in bad faith or were frivolous.

13. NOTICE.

All notices, requests, demands and other communications under this Agreement shall be in writing, shall be effective upon receipt, and shall be delivered by Federal Express or a similar courier, personal delivery, certified or registered air mail, or by facsimile transmission. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

14. CONSENT TO JURISDICTION.

The Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or proceeding, which arises out of or relates to this Agreement.

15. CHOICE OF LAW.

This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.

16. SUBROGATION.

In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

17. CONTINUATION OF INDEMNIFICATION.

All agreements and obligations of the Company contained herein shall continue during the period that Indemnitee is a director, officer or agent of the Company and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Indemnitee was serving in the capacity referred to herein.

18. AMENDMENT AND TERMINATION.

Subject to Section 17, no amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CELLEGY PHARMACEUTICALS, INC.

By:

Title:

Address:	349 Oyster Point Boulevard
Suite 200
South San Francisco, California 94080

AGREED TO AND ACCEPTED:

INDEMNITEE:

(Signature)

(Name)

(Address)

APPENDIX C

CELLEGY PHARMACEUTICALS, INC.

Audit Committee Charter

Revised: April 20, 2004

ORGANIZATION

This charter governs the operations of the Audit Committee (“Committee”) of Cellegy Pharmaceuticals, Inc. (“Cellegy” or “Company”). The Committee shall review and reassess the charter at least annually and submit the charter for review by the Company’s Board of Directors (“Board”). The Committee shall be appointed by the Board on the recommendation of the Nominating and Governance Committee, and shall comprise at least three directors, each of whom is independent, as defined by applicable law (including rules and regulations of the Securities and Exchange Commission), and by the listing requirements of any stock exchange or market on which the Company’s Common Stock is traded (“Listing Requirements”), of Management and the Company; provided, however, that the Committee may include one member who is not considered independent under applicable Listing Requirements, only in the circumstances and subject to the provisions described in such Listing Requirements. All Committee members shall be financially literate and shall satisfy any required criteria under applicable Listing Requirements relating to understanding of financial statements, and at least one member shall have accounting or related financial management expertise and shall be considered to be a financial expert, as those criteria may be defined by the rules of the Securities and Exchange Commission and by applicable Listing Requirements.

STATEMENT OF POLICY

The Committee shall provide assistance to the Board in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs as established by Management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee members, independent auditors, and Management. The Company’s independent auditors shall have unrestricted access at any time to Committee members. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, accounting experts or other advisors as it determines necessary to carry out its duties.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing Cellegy’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing those statements and for reviewing the Company’s unaudited interim financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances and requirements applicable to the Company. To the extent that responsibilities of the Committee relate specifically to applicable Listing Requirements or provisions of the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated thereunder (the “Exchange Act”), such responsibilities shall be subject to the effective date of such requirements and any subsequent amendment to, or interpretation of, such requirements. The Committee will take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

•	The Committee shall have a clear understanding with Management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company’s shareholders. The Committee shall discuss with the auditors their independence from Management and the Company and the matters included in the written disclosures required by the Independence Standards Board, and shall consider the compatibility of non-audit services with the auditors’ independence. The Committee shall have direct responsibility for appointing, compensating, overseeing the work of, and replacing the external independent auditors.

•	The Committee shall pre-approve all audit and non-audit services to be provided by the external independent auditors (subject to any de minimus exceptions for non-audit services described in Section 10A of the Exchange Act, which are to approved by the Committee prior to the completion of the Audit), and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Chair of the Committee may grant pre-approval of audit and non-audit services (and the Committee may delegate such authority to one or more other members of the Committee), provided that the pre-approval decision and related services are presented to the Committee at its next regularly scheduled meeting.

•	The Committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with Management, and the independent auditors, the adequacy and effectiveness of the accounting and financial controls, including the Company’s policies and procedures to assess, monitor and manage business risk, and legal and ethical compliance programs. The Committee shall periodically meet separately, in executive session, with Management, the outside auditors and the Company’s internal audit personnel, and report regularly to the Board with respect to its activities. Further, the Committee shall meet separately with the independent auditors, with and without Management present, to discuss the results of their examinations and any issues or concerns warranting Committee attention. The Committee shall resolve any disagreements between management and the independent auditors regarding financial reporting. The Committee shall review with the independent auditors any audit problems or difficulties and Management’s response. The Committee shall discuss with Management the Company’s major financial risk exposures and the steps Management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

•	The Committee shall review and approve all transactions between the Company and any related party (as that term is defined under applicable Nasdaq listing standards).

•	The Committee shall establish procedures to receive and process complaints regarding accounting, internal auditing controls or auditing matters, and for employees to make confidential, anonymous complaints regarding questionable accounting or auditing matters.

•	The Committee shall establish procedures to receive and process communications concerning possible violations of the Company’s Code of Business Conduct and Ethics or other potential improper conduct at the Company.

•

The Committee shall review the interim financial statements (and the Management’s Discussion and Analysis of Financial Condition and Results of Operations section of the Company’s periodic reports to be filed with the Securities and Exchange Commission) with Management and the independent auditors prior to the filing of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Committee shall discuss with management and the independent auditors the Company’s selection, application and disclosure of critical accounting policies, including as appropriate, all GAAP alternative treatments of financial information that were discussed with Management, their ramifications and the treatment preferred by the independent auditors and other material written communications between the independent auditors and Management. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

•	The Committee shall review with Management and the independent auditors the financial statements (and the Management’s Discussion and Analysis of Financial Condition and Results of Operations section of the Company’s periodic reports to be filed with the Securities and Exchange Commission) to be included in the Company’s Annual Report on Form 10-K, and Quarterly Reports on Form 10-Q, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Committee shall recommend to the Board of Directors whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K.

•	The Committee, at least annually, shall receive and review a report by the independent auditor describing the independent auditor’s internal quality-control procedures and any material issues raised by the most recent internal quality-control review, peer review or Public Company Accounting Oversight Board (PCAOB) review, of the independent auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, relating to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

•	The Committee shall review any disclosures made to the Committee by the Company’s principal executive officer and principal financial officer during their certification process for the Company’s periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

•	The Committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards.

•	The Committee shall review and discuss the Company’s earnings press releases with Management and, if available, the auditors. The Chair of the Committee may represent the entire Committee for the purposes of this review.

•	The Committee shall receive corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

•	The Committee shall prepare its report to be included in the Company’s annual proxy statement, as required by SEC regulations.

•	The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

•	The Committee shall perform any other activities required by applicable law, rules or regulations, including the rules of the Securities and Exchange Commission and any applicable Listing Requirements, and perform other activities that are consistent with this charter, the Company’s bylaws and governing laws, as the Committee or the Board deems necessary or appropriate.

APPENDIX D

ADOPTED: JUNE 4, 2003

CHARTER OF THE

NOMINATING AND GOVERNANCE

COMMITTEE OF THE BOARD OF DIRECTORS

I. Purpose

The purpose of the Nominating and Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Cellegy Pharmaceuticals, Inc. (the “Company” or “Cellegy”) is to discharge the responsibilities of the Board with respect to the following matters:

•	Identify, evaluate and nominate candidates for appointment or election as members of the Board.

•	Make recommendations regarding the structure and composition of the Board and committees of the Board.

•	Develop, recommend and evaluate a code of business conduct and ethics applicable to the Company.

•	Oversee the evaluation of the Board and committees of the Board (including the Committee).

•	Advise the Board on corporate governance matters.

The Committee shall have the authority to obtain advice and assistance from internal or external legal or other advisors at the Company’s expense. In order to carry out its nomination duties, the Committee shall have the sole authority to retain and terminate any search firm to be used to identify candidates to serve as members of the Board. The Committee shall have the sole authority to approve the fees and other retention terms of any such advisors. The Company shall provide for reasonable appropriate funding, based on a budget established by the Committee in consultation with the Board, for payment of compensation to any such advisors employed by the Committee pursuant to this charter.

II. Membership

All members of the Committee will be appointed by, and shall serve at the discretion of, the Board. The Board may elect a member of the Committee to serve as the Chair of the Committee. If the Board does not elect a Chair, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee consists of three members of the Board, with the exact number being determined by the Board. Each member of the Committee shall meet the independence requirements set forth in the listing regulations of The Nasdaq Stock Market, except as otherwise permitted by such listing regulations.

III. Meetings and Minutes

Meetings of the Committee shall be held from time to time, as determined by the Committee. In accordance with the Bylaws of the Company, the Committee may take action by unanimous written consent.

The Committee or the Corporate Secretary shall keep minutes of its proceedings, which minutes shall be retained with the minutes of the proceedings of the Board. The Committee shall report to the Board from time to time, as requested by the Board and at such other times as determined by the Committee to be appropriate.

D-1

IV. Responsibilities and Duties

The following shall be the principal responsibilities and duties of the Committee. These items are set forth as a guide, with the understanding that the Committee may supplement them as appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities.

Nomination

•	Identify and recruit qualified candidates to serve as members of the Board.

•	Recommend all nominees to serve as members of the Board, including those to be appointed by the Board and those to be proposed by the Board for election at each annual meeting of shareholders.

•	Consider nominations properly submitted by the Company’s shareholders in accordance with the procedures set forth in the Company’s Bylaws.

•	Determine on an annual basis the desired qualifications, expertise and characteristics of the Board, with the goal of developing an experienced Board.

•	Make recommendations to the Board regarding the structure and operations, size, and composition of the Board and committees of the Board, committee member qualifications, committee member appointment and removal, and reporting of committees to the Board.

•	Establish procedures for the retirement or replacement of Board members.

•	Evaluate the Committee’s composition and performance on an annual basis.

•	Oversee the evaluation of the Board and other committees of the Board on an annual basis.

•	On at least an annual basis, prepare a report to the Board with an assessment of the Board and the committees of the Board and recommendations for improvements of the operations of the Board and the committees of the Board, including use of data from the Institutional Shareholders Services (ISS) reports.

Corporate Governance

•	Develop and recommend, and review on at least an annual basis and recommend any changes, to the Board a code of business conduct and ethics (the “Code of Business Conduct and Ethics”) applicable to the Company, that complies with the rules and regulations of the Securities and Exchange Commission and The Nasdaq Stock Market, as they may be amended from time to time.

•	Review and assess on at least an annual basis, the adequacy of this charter and the Code of Business Conduct and Ethics and recommend any changes for approval by the Board.

•	Recommend that the Board establish special committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise.

•	Oversee the implementation and maintenance of an orientation program for new directors and a continuing education program for all directors.

•	Perform any other activities required by applicable law, rules or regulations, including the rules of the Securities and Exchange Commission and any exchange or market on which the Company’s capital stock is traded, and perform other activities that are consistent with this charter, the Company’s Certificate of Incorporation and Bylaws, and governing laws, as the Committee or the Board deems necessary or appropriate.

D-2

PROXY	CELLEGY PHARMACEUTICALS, INC.	PROXY

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

June 15, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CELLEGY

The undersigned hereby appoints K. Michael Forrest and A. Richard Juelis, or either of them, each with full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Cellegy Pharmaceuticals, Inc. (“Cellegy”) to be held at 8:30 a.m. P.D.T., on June 15, 2004, at 349 Oyster Point Blvd., Suite 200, South San Francisco, California, and at any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting, (1) as hereinafter specified upon the proposals listed below and on the reverse side and as more particularly described in the Proxy Statement of the Company (the “Proxy Statement”), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Company’s 2003 Annual Report to Shareholders.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1, 2, 3, and 4.

(Continued, and to be signed on the other side)

1.    ELECTION OF DIRECTORS:

☐	FOR all nominees listed below (except as indicated to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

NOMINEES: John Q. Adams, Sr., K. Michael Forrest, Tobi B. Klar, M.D., Robert B. Rothermel, Thomas M. Steinberg and Richard C. Williams.

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below:

2. TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2004 FISCAL YEAR.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3. TO APPROVE AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM THIRTY-FIVE MILLION (35,000,000) SHARES TO FIFTY MILLION (50,000,000) SHARES, WITH A CORRESPONDING INCREASE IN THE TOTAL NUMBER OF AUTHORIZED SHARES FROM FORTY MILLION (40,000,000) SHARES TO FIFTY-FIVE MILLION (55,000,000) SHARES.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4. TO APPROVE AND RATIFY THE REINCORPORATION OF THE COMPANY FROM CALIFORNIA TO DELAWARE AND RELATED CHANGES TO THE RIGHTS OF SHAREHOLDERS AS DESCRIBED IN THE COMPANY’S PROXY STATEMENT.

☐	FOR	☐	AGAINST	☐	ABSTAIN

5. THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING.

The Board of Directors recommends that you vote FOR the election of all nominees and FOR Proposal Nos. 2, 3 and 4.

THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE SIX NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS AND FOR PROPOSAL NOS. 2, 3 and 4. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended. If election of directors is by cumulative voting, the proxy holders may in their discretion cumulate votes with respect to election of directors.

I PLAN TO ATTEND THE MEETING                                                     ☐

Dated:                     , 2004

(Print Shareholder(s) name)

(Signature(s) of Shareholder or Authorized Signatory)

Please sign as name appears hereon. Joint owners should each sign. If shares are held of record by a Corporation, the Proxy should be executed by the president, vice president, secretary or assistant secretary. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐